UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2016

Date of reporting period:	November 1, 2015 — April 30, 2016

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PJMDX

Putnam Absolute Return 500 Fund®

Semiannual report
4|30|16

A world of investing.®

Putnam INVESTMENTS

ABSOLUTE RETURN FUNDS are designed for a wide range of investors and pursue positive returns with less volatility over time than more traditional funds.

Putnam
Absolute Return
500 Fund®

Semiannual report
4 | 30 | 16

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Trustee approval of management contract	17

Financial statements	22

Consider these risks before investing: Allocation of assets among asset classes may hurt performance. Stock and bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, factors related to a specific issuer or industry and, with respect to bond prices, changing market perceptions of the risk of default, and changes in government intervention. These factors may also lead to increased volatility and reduced liquidity in the bond markets. The fund’s active trading strategy may lose money or not earn a return sufficient to cover associated trading and other costs. Use of leverage through derivatives adds risk by increasing investment exposure. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. International investing involves currency, economic, and political risks. Emerging-market securities have illiquidity and volatility risks. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. The fund may not achieve its goal, and it is not intended to be a complete investment program. The fund’s effort to produce lower-volatility returns may not be successful and may make it more difficult at times for the fund to achieve its targeted return. Under certain market conditions, the fund may accept greater-than-typical volatility to seek its targeted return. Commodities have market, political, regulatory, and natural conditions risks. Investments in small and/or midsize companies may experience greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

The U.S. economy and markets appear to have hit a soft patch, as demonstrated by sluggish gross domestic product (GDP) growth in the first quarter, a lull in jobs expansion, and a continued slowdown in consumer spending. Moreover, corporate earnings have been tepid, leading the stock market to lose some of the momentum it showed from mid-February through the end of March.

Overseas, we believe that many potential headwinds exist. These include political pressures in the European Union and disappointing policy measures in Japan, as well as continuing unsteady growth in many emerging markets.

Despite the recent slowdown, we think the underpinnings of the U.S. economy remain strong. Unemployment remains at multiyear lows and, while first-quarter GDP expansion was weak, the U.S. economy continues to improve on the basis of generally strong fundamentals. Housing is a bright spot in the economy, boosted by low interest rates and robust demand as more Americans find work.

Putnam’s portfolio managers are positioned to maneuver in all types of markets with active investment strategies and support from teams of equity and fixed-income research analysts. The interview on the following pages provides an overview of your fund’s performance for the reporting period ended April 30, 2016, as well as an outlook for the coming months.

It may be a good time to consult your financial advisor, who can help ensure that your portfolio is aligned with your individual goals, risk tolerance, and investing time horizon.

As always, thank you for investing with Putnam.

Putnam Absolute Return 500 Fund®

Pursuing positive returns with low volatility

Unlike more traditional funds, Putnam Absolute Return Funds seek positive total returns above the return of U.S. Treasury bills while employing strategies that may produce lower volatility over time. The Absolute Return 500 Fund can invest in a wide range of securities and provide diversification to a portfolio of more traditional funds.

The fund's management team has experience in absolute return investing over market cycles.

Featured from left to right:

James A. Fetch *(industry since 1994)*

Robert J. Kea, CFA *(industry since 1988)*

Robert J. Schoen *(industry since 1990)*

Jason R. Vaillancourt, CFA *(industry since 1993)*

The fund is not intended to outperform stocks and bonds during strong market rallies.

Absolute return funds can add investment flexibility to portfolios.

Absolute return funds can pursue a wide range of investments and strategies.

	Absolute return funds	Traditional bond funds	Traditional balanced funds	U.S. stock funds	International stock funds
Absolute flexibility Free to change holdings rather than follow one market or asset class	●				
Defines positive return targets Pursues targeted total returns above the return of U.S. Treasury bills over a full market cycle (three years or more)	●				
Available strategies					
U.S. bonds	●	●	●		
U.S. stocks	●		●	●	
Foreign bonds	●	●	●		
Foreign stocks	●		●		●
Emerging markets	●				●
Commodities	●				
Hedging strategies	●	●			●
REITs	●				
Cash	●				

All funds involve different levels of risk, have different fees and expenses, and have different objectives that you should consider before investing. See the fund's prospectus for further details.

Putnam Absolute Return 500 Fund has been less volatile than stocks.

The fund has pursued active strategies that seek to reduce risk.

Standard deviation of returns since fund inception 12/23/08–4/30/16

Treasury bills 0.05%
Bonds 2.78%
Putnam Absolute Return 500 Fund® 3.73%
Stocks 14.55%

Class A shares before sales charge. Stocks are represented by the S&P 500 Index, an unmanaged index of common stock performance. Treasury bills are represented by the BofA Merrill Lynch U.S. Treasury Bill Index, an unmanaged index that tracks the performance of U.S. dollar-denominated U.S. Treasury bills publicly issued in the U.S. domestic market. Bonds are represented by the Barclays U.S. Aggregate Bond Index, an unmanaged index of U.S. investment-grade fixed-income securities. You cannot invest directly in an index. Standard deviation measures how widely a set of values varies from the mean. It is a historical measure of the variability of return earned by an investment portfolio. Past performance is not indicative of future results.

2 Absolute Return 500 Fund

Absolute Return 500 Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 3, 5, and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

The fund seeks to earn a positive total return that exceeds the return on U.S. Treasury bills by 500 basis points (or 5.00%) on an annualized basis over a reasonable period of time (generally at least three years or more) regardless of market conditions. No information for the target return is provided for periods of less than one year.

The fund is not expected to outperform during periods of market rallies.

* Returns for the six-month period are not annualized, but cumulative.

4	Absolute Return 500 Fund

Interview with your fund’s portfolio manager

Bob, what was the investment environment like during the six months ended April 30, 2016?

A high degree of uncertainty elevated market volatility during the six-month period. Concerns about diverging monetary policy across global central banks, falling commodity prices, and multiple global macroeconomic headwinds generated choppy market performance.

In November, global equity markets generated mixed results. U.S. stocks finished slightly positive, while non-U.S. developed and emerging-market equities finished in negative territory. A significant decline in oil prices, however, continued to dampen global markets returns, as energy-related stocks struggled.

In mid-December, after much anticipation, the U.S. Federal Reserve hiked short-term interest rates by 25 basis points to 0.25% in response to continued economic resilience. As a result, credit-sensitive indexes struggled, while U.S. rate-sensitive fixed income generated slightly negative returns.

In the opening days of 2016, equities sold off dramatically amid renewed fears about the pace of growth across global markets, uncertainty about future Fed action, and ongoing concerns about still-low energy prices. Market turbulence bottomed on February 11, after which incremental improvements

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 4/30/16. See pages 3, 4, and 11–13 for additional fund performance information. Index descriptions can be found on page 16.

Absolute Return 500 Fund	5

across a broad range of global issues helped stocks and credit-sensitive bonds stage a broad-based rally through the end of March. Moreover, the rally was helped when Fed policymakers revealed they were dialing back their 2016 interest-rate-hike forecast to two hikes from four, moving closer to market expectations. Energy prices began to recover,

Allocations are shown as a percentage of the fund’s net assets as of 4/30/16. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Allocations may not total 100% because the table includes the notional value of derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

Negative weights may result from timing differences between trade and settlement dates of securities, such as TBAs, or by the use of derivatives.

6	Absolute Return 500 Fund

and equities started to rebound as well. Continued easing of monetary policy in the eurozone and Japan also contributed to the rally, as did evidence of solid job growth and stable income growth in the United States. Fixed-income markets were somewhat choppy, but by period-end both interest-rate-sensitive and credit-sensitive bonds had produced positive results.

In the final weeks of the six-month period, a variety of headwinds converged to slow the market’s advance. Weak first-quarter GDP growth, a slowdown in consumer spending, tepid first-quarter earnings, and a pause in the pace of jobs growth led the stock market to lose some of its momentum in April.

For the period overall, the S&P 500 Index, a bellwether for the broad U.S. stock market, returned 0.43%. Equities in the international developed markets outside the United States, as represented by the MSCI EAFE Index [ND], underperformed, returning –3.07% for the period. Emerging-market stocks slipped –0.13%, as measured by the MSCI Emerging Markets Index [ND]. On the fixed-income side, the Barclays U.S. Aggregate Bond Index returned 2.82% for the period, while the JPMorgan Developed High Yield Index was up 1.56%.

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 4/30/16. Short-term investments, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.

Absolute Return 500 Fund	7

Would you please summarize the fund’s overall investment strategy?

Putnam Absolute Return 500 Fund seeks to earn a positive total return that exceeds the return of U.S. Treasury bills by 5% on an annualized basis over a reasonable time period [generally at least three years or more] regardless of market conditions.

We seek to do this by utilizing both directional and non-directional strategies. Directional strategies look to capitalize on opportunities in global markets based on our assessment of broad market trends. The trends may involve either positive or negative market movements. Non-directional strategies seek to add value regardless of global market trends. We shift the composition of the portfolio’s risk between directional and non-directional strategies based on our active views of the relative potential of these approaches. In addition, the portfolio’s total risk exposure is adjusted based on our outlook and current market conditions. We use a variety of security types and other tools to implement our investment process as we seek to manage various global risks.

How did directional strategies influence the fund’s performance during the six-month reporting period?

The fund’s exposure to interest-rate risk was a significant positive contributor to directional exposure overall. Within interest-rate risk, the positioning in U.S. 10-year Treasury swaps — derivative instruments that provide interest-rate exposure to the asset class — was the biggest driver of returns.

In the fourth quarter of 2015, we had exposure to corporate credit risk. We felt spreads at then-current levels more than compensated investors for the underlying risk of corporate default. Within the fund, we can use high-yield credit default swaps — derivative instruments designed to provide exposure to movements in credit spreads. Credit exposures hurt the portfolio at the end of

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8	Absolute Return 500 Fund

2015, but finished slightly positive over the second half of the period.

Positioning in directional inflation risk detracted for the period, although we have had minimal exposure here.

How did the fund’s non-directional strategies perform during the period?

Non-directional strategies finished negative for the period, although some strategies did add value. Commodity alpha strategies — proprietary strategies that seek to add value outside of broad commodity market performance — were positive contributors over the reporting period. Within our equity selection alpha strategies, a forensic accounting trade that identifies companies using aggressive accounting practices and shorts them relative to an index, added value. A quantitatively driven sector-selection strategy also finished positive for the period. This stock screen allowed us to target specific sectors of equity markets and establish either long or short positions.

Which strategies didn’t work as well?

There were a few strategies that did not work well over the period. Equity selection alpha strategies were the biggest detractor. Quantitatively driven selection strategies — stock screens that allow us to establish either short or long positions in specific stock markets — in the United States and emerging markets were both notable detractors. Our concentrated international alpha strategy, which quantitatively identifies long/short opportunities across five developed markets, was another underperformer. Other weakness was experienced in a fixed-income selection alpha trade that focuses on securitized credit, primarily mortgages.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Absolute Return 500 Fund	9

How did the fund use derivatives during the period?

We used a variety of derivatives to seek to reduce volatility and, in some cases, to enhance returns. We utilized futures and interest-rate swaps to help efficiently gain exposure to certain markets, manage market risk, and hedge the prepayment and interest-rate risks associated with the fund’s fixed-income holdings. We also used interest-rate swaps to gain exposure to interest rates. We employed options to help hedge against changes in the values of certain securities held by the fund. We utilized total return swaps to help manage exposure to specific securities or baskets of securities. Lastly, we utilized currency forward contracts to help hedge the foreign exchange-rate risk associated with securities not denominated in U.S. dollars.

What is your outlook for the investment environment as we head into the summer months?

Looking forward, we continue to expect lower asset class returns and heightened volatility. We believe the global macroeconomic headwinds that we have faced in the recent past are likely to remain with us through the remainder of the year. Global economic growth has remained slow, with economic regions outside the United States continuing to rely on accommodative monetary policy for support. While the Fed has begun to normalize interest rates, it has indicated it will do so in a measured way so as not to derail the U.S. economy’s modest growth trajectory. For those reasons, we believe the investment environment going forward is likely to remain volatile, and it is our expectation that this volatility will continue to offer investment opportunities.

As we look at the equity space, we believe there is some reason for optimism given the Fed’s measured stance on monetary policy. However, we recognize that the rally in equities is now in its seventh year, which could put valuation pressure on that asset class. As those and other factors play out, we expect to take advantage of tactical opportunities by selectively adding to holdings on market pullbacks, for example, and taking profits on rallies.

In the high-yield bond space, we are somewhat wary of tighter credit conditions both in the United States and overseas, and we maintain a neutral positioning in this space for the time being.

We continue to hold positions in rate-sensitive fixed income, in part because we believe the asset class tends to be negatively correlated with the performance of risk assets, such as equities and high-yield bonds, which can help improve the portfolio’s diversification. Additionally, we believe that yield-starved global investors may continue to seek out rate-sensitive fixed-income opportunities.

Thank you, Bob, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Robert J. Kea is Co-Head of Global Asset Allocation at Putnam. He holds an M.B.A. from the Bentley University Graduate School of Business and a B.A. from the University of Massachusetts, Amherst. Bob joined Putnam in 1989 and has been in the investment industry since 1988.

In addition to Bob, your fund’s portfolio managers are James A. Fetch; Robert J. Schoen; and Jason R. Vaillancourt, CFA.

10	Absolute Return 500 Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2016, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 4/30/16

	Class A		Class B		Class C		Class M		Class R	Class R6	Class Y
(inception dates)	(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)	(7/2/12)	(12/23/08)

	Before	After					Before	After	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value

Life of fund	29.74%	22.28%	22.81%	22.81%	22.92%	22.92%	25.10%	20.72%	27.40%	32.61%	32.29%
Annual average	3.61	2.77	2.83	2.83	2.85	2.85	3.09	2.59	3.35	3.91	3.88

5 years	9.30	3.02	5.33	3.48	5.38	5.38	6.65	2.92	7.97	11.08	10.82
Annual average	1.79	0.60	1.04	0.69	1.05	1.05	1.30	0.58	1.55	2.12	2.08

3 years	3.37	–2.58	1.10	–1.63	1.10	1.10	1.85	–1.71	2.61	4.32	4.21
Annual average	1.11	–0.87	0.37	–0.55	0.36	0.36	0.61	–0.57	0.86	1.42	1.38

1 year	–2.87	–8.46	–3.63	–8.22	–3.59	–4.51	–3.37	–6.76	–3.07	–2.55	–2.61

6 months	–3.21	–8.78	–3.55	–8.14	–3.51	–4.42	–3.46	–6.84	–3.32	–3.05	–3.03

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Absolute Return 500 Fund	11

Comparative index returns For periods ended 4/30/16

	BofA Merrill Lynch	Barclays
	U.S. Treasury	U.S. Aggregate
	Bill Index	Bond Index	S&P 500 Index

Life of fund	1.15%	37.32%	180.31%
Annual average	0.16	4.41	15.05

5 years	0.56	19.32	68.63
Annual average	0.11	3.60	11.02

3 years	0.34	7.02	37.71
Annual average	0.11	2.29	11.26

1 year	0.19	2.72	1.21

6 months	0.15	2.82	0.43

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Fund price and distribution information For the six-month period ended 4/30/16

Distributions	Class A		Class B	Class C	Class M		Class R	Class R6	Class Y

Number	1		1	1	1		1	1	1

Income	$0.520		$0.428	$0.443	$0.476		$0.138	$0.556	$0.549

Capital gains

Long-term gains	0.105		0.105	0.105	0.105		0.105	0.105	0.105

Short-term gains	—		—	—	—		—	—	—

Total	$0.625		$0.533	$0.548	$0.581		$0.243	$0.661	$0.654

	Before	After	Net	Net	Before	After	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value

10/31/15	$11.55	$12.25	$11.38	$11.36	$11.44	$11.85	$11.42	$11.63	$11.60

4/30/16	10.56	11.20	10.45	10.42	10.47	10.85	10.80	10.62	10.60

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

12	Absolute Return 500 Fund

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/16

	Class A		Class B		Class C		Class M		Class R	Class R6	Class Y
(inception dates)	(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)	(7/2/12)	(12/23/08)

	Before	After					Before	After	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value

Life of fund	29.74%	22.28%	22.93%	22.93%	22.92%	22.92%	25.22%	20.84%	27.52%	32.61%	32.29%
Annual average	3.65	2.81	2.88	2.88	2.88	2.88	3.14	2.64	3.40	3.96	3.92

5 years	11.26	4.86	7.15	5.26	7.09	7.09	8.58	4.78	9.92	12.97	12.70
Annual average	2.16	0.95	1.39	1.03	1.38	1.38	1.66	0.94	1.91	2.47	2.42

3 years	3.64	–2.32	1.37	–1.37	1.36	1.36	2.22	–1.36	2.97	4.68	4.48
Annual average	1.20	–0.78	0.46	–0.46	0.45	0.45	0.73	–0.46	0.98	1.54	1.47

1 year	–3.29	–8.86	–3.96	–8.53	–4.01	–4.93	–3.70	–7.07	–3.40	–2.88	–2.95

6 months	–1.51	–7.17	–1.81	–6.49	–1.86	–2.80	–1.65	–5.09	–1.51	–1.27	–1.33

See the discussion following the fund performance table on page 11 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y

Net expenses for the fiscal
year ended 10/31/15*	1.13%	1.88%	1.88%	1.63%	1.38%	0.80%	0.88%

Total annual operating
expenses for the fiscal year
ended 10/31/15	1.15%	1.90%	1.90%	1.65%	1.40%	0.82%	0.90%

Annualized expense ratio for
the six-month period ended
4/30/16†	1.05%	1.80%	1.80%	1.55%	1.30%	0.72%	0.80%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Prospectus expense information also includes the impact of acquired fund fees and expenses of 0.02%, which is not included in the financial highlights or annualized expense ratios. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 2/28/17.

† Includes a decrease of 0.10% from annualizing the performance fee adjustment for the six months ended 4/30/16.

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Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 11/1/15 to 4/30/16. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y

Expenses paid per $1,000*†	$5.14	$8.79	$8.79	$7.57	$6.36	$3.53	$3.92

Ending value (after expenses)	$967.90	$964.50	$964.90	$965.40	$966.80	$969.50	$969.70

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 4/30/16, use the following calculation method. To find the value of your investment on 11/1/15, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y

Expenses paid per $1,000*†	$5.27	$9.02	$9.02	$7.77	$6.52	$3.62	$4.02

Ending value (after expenses)	$1,019.64	$1,015.91	$1,015.91	$1,017.16	$1,018.40	$1,021.28	$1,020.89

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14	Absolute Return 500 Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Absolute Return 500 Fund	15

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar denominated U.S. Treasury bills publicly issued in the U.S. domestic market. Qualifying securities must have a remaining term of at least one month to final maturity and a minimum amount outstanding of $1 billion.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries. You cannot invest directly in an index.

MSCI EAFE Index (ND) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. You cannot invest directly in an index.

MSCI Emerging Markets Index (ND) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2015, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of April 30, 2016, Putnam employees had approximately $484,000,000 and the Trustees had approximately $128,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16	Absolute Return 500 Fund

Trustee approval of management contract

Note: The following description of the Trustees’ approval of your fund’s management, sub-management and sub-advisory contracts, which appeared in the fund’s annual report dated October 31, 2015, has been revised to correct a statement regarding the fund’s performance relative to its targeted annual return for periods ended December 31, 2014.

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2015, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to additional requests made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2015, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 19, 2015 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2015. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not attempted to evaluate PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

Absolute Return 500 Fund	17

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the continued application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements were implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

In addition, your fund’s management contract provides that its management fees will be adjusted up or down depending upon whether your fund’s performance is better or worse than the performance of an appropriate index of securities prices specified in the management contract. In the course of reviewing investment performance, the Trustees examined the operation of your fund’s performance fees and concluded that these fees were operating effectively to align further Putnam Management’s economic interests with those of the fund’s shareholders.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards,

18	Absolute Return 500 Fund

the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to your fund and all but two of the other open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative. In addition, Putnam Management contractually agreed to waive fees and/or reimburse expenses of your fund to the extent that expenses of the fund (excluding payments under the fund’s distribution plans, any applicable performance-based upward or downward adjustments to the fund’s base management fee, brokerage, interest, taxes, investment-related expenses, extraordinary expenses, and acquired fund fees and expenses) would exceed an annual rate of 0.90% of its average net assets through at least February 28, 2017. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. (“Lipper”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the first quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2014 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2014 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam

Absolute Return 500 Fund	19

Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2014 was a year of strong competitive performance for many of the Putnam funds, with generally strong results for the U.S. equity, money market and global asset allocation funds, but relatively mixed results for the international and global equity and fixed income funds. They noted that the longer-term performance of the Putnam funds continued to be strong, exemplified by the fact that the Putnam funds were recognized by Barron’s as the sixth-best performing mutual fund complex for the five-year period ended December 31, 2014. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2014 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year and five-year periods. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on comparisons of fund returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered information about your fund’s total return, its performance relative to its benchmark and its targeted return over the one-year, three-year and five-year periods ended December 31, 2014. The fund seeks to

20	Absolute Return 500 Fund

achieve its targeted annual return over a reasonable period of time, generally at least three years or more, and the fund’s performance is not necessarily expected to match its targeted annual return over shorter periods. Over the one-year, three-year and five-year periods, your fund’s class A shares’ gross return was positive and exceeded the return of its benchmark. Your fund’s class A shares’ gross return exceeded the fund’s targeted annual return, which is the return of its benchmark plus 500 basis points, over the one-year and three-year periods and trailed its targeted annual return over the five-year period.1 The Trustees did not find any evidence that would suggest a need for concern regarding the investment process for your fund. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

1 This and the preceding sentence have been revised to correct a statement regarding the fund’s performance relative to its targeted annual return for periods ended December 31, 2014.

Absolute Return 500 Fund	21

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

22	Absolute Return 500 Fund

The fund’s portfolio 4/30/16 (Unaudited)

COMMON STOCKS (24.5%)*	Shares	Value

Basic materials (0.9%)
Bemis Co., Inc.	8,300	$416,494

Braskem SA Class A (Preference) (Brazil)	214,700	1,532,568

China Lesso Group Holdings, Ltd. (China)	1,224,000	672,325

China Railway Construction Corp., Ltd. (China)	1,202,500	1,513,293

Graphic Packaging Holding Co.	43,600	579,008

Hyosung Corp. (South Korea)	13,629	1,459,635

IRPC PCL (Thailand)	4,433,800	647,363

Lee & Man Paper Manufacturing, Ltd. (China)	259,000	169,077

Petronas Chemicals Group Bhd (Malaysia)	272,400	467,921

PTT Global Chemical PCL (Thailand)	965,200	1,727,025

Sappi, Ltd. (South Africa) †	81,087	351,653

Sherwin-Williams Co. (The)	2,500	718,275

Siam Cement PCL (The) (Thailand)	34,850	488,274

Sonoco Products Co.	7,400	346,986

		11,089,897
Capital goods (1.5%)
Allison Transmission Holdings, Inc.	34,700	999,707

AptarGroup, Inc.	3,600	273,600

Avery Dennison Corp.	16,700	1,212,587

Boeing Co. (The)	14,700	1,981,560

BWX Technologies, Inc.	9,800	327,222

China Railway Group, Ltd. (China)	205,000	160,304

Crown Holdings, Inc. †	8,900	471,344

General Dynamics Corp.	22,000	3,091,440

Honeywell International, Inc.	1,100	125,697

Lockheed Martin Corp.	1,000	232,380

Northrop Grumman Corp.	15,200	3,135,152

Raytheon Co.	23,600	2,981,860

Waste Management, Inc.	38,600	2,269,294

		17,262,147
Communication services (2.2%)
AT&T, Inc.	39,900	1,548,918

China Mobile, Ltd. (China)	318,500	3,622,741

DISH Network Corp. Class A †	241,000	11,878,890

Globe Telecom, Inc. (Philippines)	9,905	463,268

Juniper Networks, Inc.	82,100	1,921,140

MTN Group, Ltd. (South Africa)	120,360	1,269,727

Telkom SA SOC, Ltd. (South Africa)	244,372	977,644

Verizon Communications, Inc.	76,896	3,917,082

		25,599,410
Consumer cyclicals (3.2%)
Alfa SAB de CV (Mexico)	248,571	467,534

Automatic Data Processing, Inc.	36,400	3,219,216

AutoZone, Inc. †	3,400	2,601,782

Belle International Holdings, Ltd. (China)	686,000	417,545

China Dongxiang Group Co., Ltd. (China)	1,528,000	314,690

Clorox Co. (The)	1,900	237,937

Copart, Inc. †	8,300	355,572

Absolute Return 500 Fund	23

COMMON STOCKS (24.5%)* cont.	Shares	Value

Consumer cyclicals cont.
Dolby Laboratories, Inc. Class A	4,500	$214,245

Dollar General Corp.	38,300	3,137,153

Ecolab, Inc.	3,900	448,422

Gartner, Inc. †	6,000	523,020

Hankook Tire Co., Ltd. (South Korea)	3,914	182,325

Home Depot, Inc. (The)	3,400	455,226

Hyatt Hotels Corp. Class A †	6,700	320,796

Imperial Holdings, Ltd. (South Africa)	16,097	169,654

John Wiley & Sons, Inc. Class A	3,800	188,442

Kia Motors Corp. (South Korea)	40,903	1,715,253

Kimberly-Clark de Mexico SAB de CV Class A (Mexico)	664,907	1,580,660

KOC Holding AS (Turkey)	53,985	281,876

Liberty Braves Group Class A †	1,310	20,488

Liberty Media Group Class A †	3,275	59,933

Liberty SiriusXM Group Class A †	13,100	429,287

MSG Networks, Inc. Class A †	10,000	170,900

News Corp. Class B	11,000	142,560

NIKE, Inc. Class B	56,000	3,300,640

O’Reilly Automotive, Inc. †	6,400	1,681,152

Omnicom Group, Inc.	1,252	103,878

Scotts Miracle-Gro Co. (The) Class A	3,800	268,964

ServiceMaster Global Holdings, Inc. †	16,800	643,776

Sirius XM Holdings, Inc. †	412,300	1,628,585

Smiles SA (Brazil)	78,163	906,798

Target Corp.	41,600	3,307,200

Teco Electric and Machinery Co., Ltd. (Taiwan)	514,000	405,248

Thomson Reuters Corp. (Canada)	16,500	678,645

Top Glove Corp. Bhd (Malaysia)	372,400	472,751

Truworths International, Ltd. (South Africa)	177,971	1,330,644

Twenty-First Century Fox, Inc.	66,500	2,002,980

Vantiv, Inc. Class A †	30,400	1,658,016

Visteon Corp.	8,500	677,195

Wal-Mart Stores, Inc.	2,000	133,740

World Fuel Services Corp.	6,100	285,053

		37,139,781
Consumer staples (2.6%)
Altria Group, Inc.	61,500	3,856,665

Arca Continental SAB de CV (Mexico)	148,597	1,025,042

Colgate-Palmolive Co.	34,500	2,446,740

Constellation Brands, Inc. Class A	19,000	2,965,140

Grape King Bio, Ltd. (Taiwan)	51,000	306,630

Gruma SAB de CV Class B (Mexico)	108,516	1,581,761

Hormel Foods Corp.	28,800	1,110,240

JBS SA (Brazil)	468,771	1,232,155

Kroger Co. (The)	74,200	2,625,938

KT&G Corp. (South Korea)	19,245	2,076,597

LG Household & Health Care, Ltd. (South Korea)	1,979	1,743,533

Match Group, Inc. †	15,000	171,000

24	Absolute Return 500 Fund

COMMON STOCKS (24.5%)* cont.	Shares	Value

Consumer staples cont.
McDonald’s Corp.	30,300	$3,832,647

PepsiCo, Inc.	27,100	2,790,216

Sao Martinho SA (Brazil)	24,742	321,788

Sysco Corp.	41,100	1,893,477

		29,979,569
Energy (1.4%)
Bangchak Petroleum PCL (The) (Thailand)	1,027,600	911,984

California Resources Corp.	2,303	5,067

Ecopetrol SA ADR (Colombia)	34,244	340,385

Exxon Mobil Corp.	67,402	5,958,337

Formosa Petrochemical Corp. (Taiwan)	550,000	1,560,592

Frank’s International NV (Netherlands)	7,800	129,870

Occidental Petroleum Corp.	24,100	1,847,265

Schlumberger, Ltd.	32,600	2,619,084

SK Innovation Co., Ltd. (South Korea)	3,763	507,331

Thai Oil PCL (Thailand)	569,900	1,076,822

Tupras Turkiye Petrol Rafinerileri AS (Turkey)	31,110	820,328

Vantage Drilling International (Units) (Cayman Islands) †	1,527	145,065

		15,922,130
Financials (5.1%)
Agricultural Bank of China, Ltd. (China)	4,523,000	1,631,554

Allied World Assurance Co. Holdings AG	17,100	608,418

American Capital Agency Corp. R	92,600	1,701,062

American Financial Group, Inc.	6,100	421,571

Annaly Capital Management, Inc. R	37,300	388,666

Aspen Insurance Holdings, Ltd.	7,400	342,990

Assurant, Inc.	2,900	245,253

AvalonBay Communities, Inc. R	11,700	2,068,443

Banco Bradesco SA ADR (Brazil)	155,026	1,158,046

Bank Negara Indonesia Persero Tbk PT (Indonesia)	2,771,900	961,599

Bank of Communications Co., Ltd. (China)	2,355,000	1,482,447

Bank Rakyat Indonesia Persero Tbk PT (Indonesia)	2,188,900	1,713,564

Broadridge Financial Solutions, Inc.	9,800	586,432

BS Financial Group, Inc. (South Korea)	61,292	496,174

Capital One Financial Corp.	44,800	3,243,072

Care Capital Properties, Inc. R	8,800	234,696

Cathay Financial Holding Co., Ltd. (Taiwan)	664,000	741,239

Chimera Investment Corp. R	36,700	521,140

China Cinda Asset Management Co., Ltd. (China)	3,618,000	1,180,194

China Construction Bank Corp. (China)	2,349,000	1,496,551

China Galaxy Securities Co., Ltd. (China)	1,096,500	950,752

Chongqing Rural Commercial Bank Co., Ltd. (China)	2,456,000	1,287,593

CoreLogic, Inc. †	8,000	283,840

DAMAC Properties Dubai Co. PJSC (United Arab Emirates)†	690,025	481,853

Discover Financial Services	5,400	303,858

Dubai Islamic Bank PJSC (United Arab Emirates)	301,365	478,993

Endurance Specialty Holdings, Ltd.	4,900	313,502

Equity Commonwealth †R	10,000	279,100

Everest Re Group, Ltd.	3,136	579,846

Absolute Return 500 Fund	25

COMMON STOCKS (24.5%)* cont.	Shares	Value

Financials cont.
Four Corners Property Trust, Inc. R	13,200	$234,300

Guangzhou R&F Properties Co., Ltd. (China)	1,002,400	1,396,937

Hanover Insurance Group, Inc. (The)	1,200	102,912

Highwealth Construction Corp. (Taiwan)	471,000	706,601

Hyundai Marine & Fire Insurance Co., Ltd. (South Korea)	35,461	986,620

Industrial & Commercial Bank of China, Ltd. (China)	1,961,000	1,053,648

Industrial Bank of Korea (South Korea)	147,191	1,559,722

Liberty Holdings, Ltd. (South Africa)	130,967	1,286,059

Macquarie Mexico Real Estate Management SA de CV (Mexico) R	276,774	384,483

MFA Financial, Inc. R	48,300	333,753

Moscow Exchange MICEX-RTS OAO (Russia)	1,083,658	1,711,370

People’s Insurance Co. Group of China, Ltd. (China)	3,886,000	1,553,294

PNC Financial Services Group, Inc. (The)	28,700	2,519,286

Popular, Inc. (Puerto Rico)	11,700	347,724

ProAssurance Corp.	4,800	229,104

Public Storage R	3,200	783,392

Reinsurance Group of America, Inc.	3,900	371,358

RenaissanceRe Holdings, Ltd.	4,762	528,153

Sberbank of Russia PJSC ADR (Russia)	307,240	2,466,614

Shinhan Financial Group Co., Ltd. (South Korea)	14,973	546,845

SLM Corp. †	74,700	505,719

Starwood Property Trust, Inc. R	40,600	786,016

Synchrony Financial †	98,100	2,998,917

TCF Financial Corp.	19,900	271,436

Two Harbors Investment Corp. R	48,500	379,755

U.S. Bancorp	27,900	1,191,051

Validus Holdings, Ltd.	10,500	483,945

Voya Financial, Inc.	32,000	1,039,040

Wells Fargo & Co.	92,000	4,598,160

XL Group PLC	52,500	1,718,325

		59,256,987
Health care (2.3%)
AmerisourceBergen Corp.	28,800	2,450,880

Bio-Rad Laboratories, Inc. Class A †	2,000	283,700

Cardinal Health, Inc.	27,474	2,155,610

Charles River Laboratories International, Inc. †	3,000	237,810

DaVita HealthCare Partners, Inc. †	18,800	1,389,320

Johnson & Johnson	50,300	5,637,624

McKesson Corp.	15,900	2,668,338

MEDNAX, Inc. †	6,900	491,901

Merck & Co., Inc.	27,500	1,508,100

PerkinElmer, Inc.	12,000	605,040

Pfizer, Inc.	129,100	4,222,861

Richter Gedeon Nyrt (Hungary)	80,612	1,602,098

Thermo Fisher Scientific, Inc.	22,400	3,231,200

Waters Corp. †	5,800	754,928

		27,239,410

26	Absolute Return 500 Fund

COMMON STOCKS (24.5%)* cont.	Shares	Value

Technology (3.6%)
Accenture PLC Class A	26,100	$2,947,212

Amdocs, Ltd.	13,300	751,982

Apple, Inc.	25,613	2,400,963

Brocade Communications Systems, Inc.	56,000	538,160

Cisco Systems, Inc.	153,500	4,219,715

Computer Sciences Corp.	10,900	361,117

CSRA, Inc.	12,400	321,904

DST Systems, Inc.	11,600	1,399,888

eBay, Inc. †	110,100	2,689,743

Everlight Electronics Co., Ltd. (Taiwan)	296,000	414,133

Fidelity National Information Services, Inc.	11,100	730,380

Fiserv, Inc. †	17,900	1,749,188

Genpact, Ltd. †	12,700	354,203

Gentex Corp.	7,900	126,716

Hon Hai Precision Industry Co., Ltd. (Taiwan)	1,035,000	2,450,437

Ingram Micro, Inc. Class A	15,000	524,250

Inventec Corp. (Taiwan)	995,000	654,857

Leidos Holdings, Inc.	7,400	367,114

Maxim Integrated Products, Inc.	77,000	2,750,440

Microsoft Corp.	23,419	1,167,906

NetEase, Inc. ADR (China)	12,587	1,770,991

Paychex, Inc.	46,700	2,434,004

Samsung Electronics Co., Ltd. (South Korea)	5,053	5,494,613

Synopsys, Inc. †	12,900	613,008

Taiwan Semiconductor Manufacturing Co., Ltd. ADR (Taiwan)	70,037	1,652,173

Tencent Holdings, Ltd. (China)	69,800	1,416,404

WNS Holdings, Ltd. ADR (India) †	20,676	655,222

Xilinx, Inc.	12,700	547,116

		41,503,839
Transportation (0.7%)
China Southern Airlines Co., Ltd. (China)	2,034,000	1,263,867

MISC Bhd (Malaysia)	503,400	1,087,852

OHL Mexico SAB de CV (Mexico) †	253,767	416,980

Southwest Airlines Co.	2,200	98,142

TAV Havalimanlari Holding AS (Turkey)	35,028	204,175

Turk Hava Yollari AO (Turkey) †	482,889	1,190,732

United Parcel Service, Inc. Class B	33,486	3,518,374

Yangzijiang Shipbuilding Holdings, Ltd. (China)	969,600	710,646

		8,490,768
Utilities and power (1.0%)
AK Transneft OAO (Preference) (Russia) †	366	1,132,813

American Electric Power Co., Inc.	19,800	1,257,300

American Water Works Co., Inc.	8,100	589,356

Korea Electric Power Corp. (South Korea)	42,192	2,283,992

PG&E Corp.	30,900	1,798,380

Southern Co. (The)	60,900	3,051,090

Tenaga Nasional Bhd (Malaysia)	541,200	1,986,820

		12,099,751

Total common stocks (cost $266,514,470)		$285,583,689

Absolute Return 500 Fund	27

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (13.1%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (0.7%)
Government National Mortgage Association Pass-Through Certificates
4.687s, June 20, 2045	$172,840	$195,060
4.654s, June 20, 2045	747,006	843,187
4.554s, May 20, 2045	370,067	416,504
4.524s, June 20, 2065	363,814	408,229
4.516s, June 20, 2045	365,622	409,599
4.468s, May 20, 2065	737,346	822,221
4.413s, June 20, 2065	182,946	204,143
3 1/2s, TBA, May 1, 2046	4,000,000	4,225,625

		7,524,568
U.S. Government Agency Mortgage Obligations (12.4%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
4s, March 1, 2046 ##	299,595	320,895
4s, March 1, 2046	496,450	532,714
3 1/2s, August 1, 2043	820,411	866,591
3s, March 1, 2043	765,680	786,945

Federal National Mortgage Association Pass-Through Certificates
5 1/2s, January 1, 2038	817,093	922,621
5 1/2s, TBA, May 1, 2046	2,000,000	2,239,531
4 1/2s, TBA, May 1, 2046	2,000,000	2,177,812
4s, with due dates from May 1, 2044 to March 1, 2046	2,204,920	2,363,387
3 1/2s, with due dates from July 1, 2043 to November 1, 2045	1,762,082	1,857,251
3 1/2s, TBA, June 1, 2046	3,000,000	3,139,336
3 1/2s, TBA, May 1, 2046	6,000,000	6,289,219
3s, TBA, May 1, 2046	120,000,000	123,046,872

		144,543,174

Total U.S. government and agency mortgage obligations (cost $151,787,981)		$152,067,742

MORTGAGE-BACKED SECURITIES (10.8%)*	Principal amount	Value

Agency collateralized mortgage obligations (5.7%)
Federal Home Loan Mortgage Corporation
IFB Ser. 2990, Class LB, 15.84s, 2034	$100,969	$130,730
IFB Ser. 3232, Class KS, IO, 5.867s, 2036	554,854	94,325
IFB Ser. 4104, Class S, IO, 5.667s, 2042	502,272	107,868
IFB Ser. 3116, Class AS, IO, 5.667s, 2034	156,084	2,341
IFB Ser. 3852, Class NT, 5.567s, 2041	1,937,062	2,004,834
Ser. 4322, Class ID, IO, 4 1/2s, 2043	5,280,272	749,298
Ser. 4122, Class TI, IO, 4 1/2s, 2042	1,129,709	172,168
Ser. 4568, Class MI, IO, 4s, 2046	3,844,000	499,720
Ser. 4462, IO, 4s, 2045	1,450,501	250,951
Ser. 4425, IO, 4s, 2045	6,676,252	841,809
Ser. 4452, Class QI, IO, 4s, 2044	3,483,241	532,011
Ser. 4355, Class DI, IO, 4s, 2044	3,927,334	338,929
Ser. 4193, Class PI, IO, 4s, 2043	2,263,181	338,026
Ser. 4121, Class MI, IO, 4s, 2042	1,451,464	270,335
Ser. 4116, Class MI, IO, 4s, 2042	2,809,658	498,852
Ser. 4213, Class GI, IO, 4s, 2041	869,826	101,248

28	Absolute Return 500 Fund

MORTGAGE-BACKED SECURITIES (10.8%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Federal Home Loan Mortgage Corporation
Ser. 4013, Class AI, IO, 4s, 2039	$2,539,658	$239,730
Ser. 4501, Class BI, IO, 3 1/2s, 2043	3,950,998	414,657
Ser. 303, Class C18, IO, 3 1/2s, 2043	2,043,642	354,333
Ser. 4121, Class AI, IO, 3 1/2s, 2042	3,766,331	684,756
Ser. 4136, Class IW, IO, 3 1/2s, 2042	2,370,009	310,905
Ser. 4166, Class PI, IO, 3 1/2s, 2041	1,885,278	247,861
Ser. 4097, Class PI, IO, 3 1/2s, 2040	2,907,610	304,907
Ser. 304, Class C37, IO, 3 1/2s, 2027	838,064	88,982
Ser. 4150, Class DI, IO, 3s, 2043	1,784,292	209,654
Ser. 4158, Class TI, IO, 3s, 2042	4,321,633	464,230
Ser. 4165, Class TI, IO, 3s, 2042	3,755,480	393,199
Ser. 4183, Class MI, IO, 3s, 2042	1,699,195	173,148
Ser. 4206, Class IP, IO, 3s, 2041	2,766,836	290,585
Ser. 4433, Class DI, IO, 3s, 2032	3,565,860	298,070
Ser. 3939, Class EI, IO, 3s, 2026	2,960,756	203,183
FRB Ser. 8, Class A9, IO, 0.451s, 2028	189,788	2,610
FRB Ser. 59, Class 1AX, IO, 0.273s, 2043	483,622	4,874
Ser. 48, Class A2, IO, 0.212s, 2033	717,675	5,383
Ser. 315, PO, zero %, 2043	2,779,492	2,235,131
Ser. 3206, Class EO, PO, zero %, 2036	30,985	28,051
Ser. 3175, Class MO, PO, zero %, 2036	28,035	24,556

Federal National Mortgage Association
IFB Ser. 05-74, Class NK, 25.306s, 2035	63,935	99,793
IFB Ser. 11-4, Class CS, 12.022s, 2040	679,470	836,524
IFB Ser. 11-147, Class SP, IO, 5.611s, 2042	3,384,731	456,939
IFB Ser. 13-103, Class SK, IO, 5.481s, 2043	934,050	226,427
IFB Ser. 13-101, Class SE, IO, 5.461s, 2043	1,234,723	299,918
Ser. 397, Class 2, IO, 5s, 2039	25,980	4,652
Ser. 15-4, IO, 4 1/2s, 2045	1,775,422	330,736
Ser. 421, Class C6, IO, 4s, 2045	3,116,121	497,087
Ser. 14-47, Class IP, IO, 4s, 2044	2,521,453	304,975
Ser. 12-124, Class UI, IO, 4s, 2042	3,199,318	550,603
Ser. 12-118, Class PI, IO, 4s, 2042	2,599,867	445,475
Ser. 13-11, Class IP, IO, 4s, 2042	2,483,309	405,909
Ser. 12-96, Class PI, IO, 4s, 2041	1,406,840	192,269
Ser. 12-22, Class CI, IO, 4s, 2041	2,554,895	342,057
Ser. 12-62, Class MI, IO, 4s, 2041	2,071,178	255,791
Ser. 409, Class C16, IO, 4s, 2040	453,835	68,361
Ser. 12-104, Class HI, IO, 4s, 2027	2,617,494	311,025
Ser. 417, Class C24, IO, 3 1/2s, 2042	1,847,375	315,685
Ser. 12-118, Class IC, IO, 3 1/2s, 2042	4,358,114	786,223
Ser. 12-136, Class PI, IO, 3 1/2s, 2042	1,614,601	160,741
Ser. 14-10, IO, 3 1/2s, 2042	1,385,492	160,034
Ser. 12-101, Class PI, IO, 3 1/2s, 2040	1,910,485	183,857
Ser. 14-76, IO, 3 1/2s, 2039	4,071,821	433,315
Ser. 12-110, Class BI, IO, 3 1/2s, 2039	2,260,928	217,706
Ser. 13-21, Class AI, IO, 3 1/2s, 2033	2,457,408	362,209

Absolute Return 500 Fund	29

MORTGAGE-BACKED SECURITIES (10.8%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
Ser. 12-151, Class PI, IO, 3s, 2043	$1,736,887	$206,169
Ser. 13-1, Class MI, IO, 3s, 2043	3,549,204	329,473
Ser. 13-8, Class NI, IO, 3s, 2042	3,510,184	373,346
Ser. 6, Class BI, IO, 3s, 2042	2,944,485	238,209
Ser. 13-35, Class IP, IO, 3s, 2042	2,748,893	256,957
Ser. 13-23, Class PI, IO, 3s, 2041	4,813,524	363,132
Ser. 13-66, Class IP, IO, 3s, 2041	7,332,764	632,818
Ser. 13-31, Class NI, IO, 3s, 2041	3,872,525	318,947
Ser. 13-7, Class EI, IO, 3s, 2040	2,039,993	242,352
Ser. 12-100, Class WI, IO, 3s, 2027	5,855,410	579,976
FRB Ser. 03-W10, Class 1, IO, 0.711s, 2043	154,756	2,424
Ser. 98-W2, Class X, IO, 0.697s, 2028	1,194,657	58,240
Ser. 98-W5, Class X, IO, 0.538s, 2028	365,375	17,812

Government National Mortgage Association
Ser. 09-79, Class IC, IO, 6s, 2039	3,124,174	604,809
IFB Ser. 13-129, Class SN, IO, 5.711s, 2043	590,815	96,007
IFB Ser. 13-99, Class VS, IO, 5.664s, 2043	735,782	130,484
Ser. 14-182, Class KI, IO, 5s, 2044	2,772,029	481,973
Ser. 14-133, Class IP, IO, 5s, 2044	2,844,226	513,724
Ser. 14-122, Class IC, IO, 5s, 2044	1,397,194	266,459
Ser. 14-76, IO, 5s, 2044	2,956,348	515,716
Ser. 14-163, Class NI, IO, 5s, 2044	1,634,818	297,591
Ser. 14-25, Class QI, IO, 5s, 2044	2,558,006	442,842
Ser. 14-2, Class IC, IO, 5s, 2044	3,724,168	773,079
Ser. 13-3, Class IT, IO, 5s, 2043	1,074,145	189,094
Ser. 11-116, Class IB, IO, 5s, 2040	409,247	15,153
Ser. 10-35, Class UI, IO, 5s, 2040	610,781	110,719
Ser. 10-20, Class UI, IO, 5s, 2040	746,646	124,443
Ser. 10-9, Class UI, IO, 5s, 2040	3,190,419	574,741
Ser. 09-121, Class UI, IO, 5s, 2039	1,971,687	354,588
Ser. 14-3, Class IP, IO, 4 1/2s, 2043	2,055,166	328,827
Ser. 11-18, Class PI, IO, 4 1/2s, 2040	65,219	7,492
Ser. 10-35, Class AI, IO, 4 1/2s, 2040	1,390,151	222,410
Ser. 10-35, Class QI, IO, 4 1/2s, 2040	715,153	122,165
Ser. 13-151, Class IB, IO, 4 1/2s, 2040	888,459	143,734
Ser. 10-9, Class QI, IO, 4 1/2s, 2040	645,252	108,021
Ser. 09-121, Class CI, IO, 4 1/2s, 2039	2,179,114	441,795
Ser. 10-103, Class DI, IO, 4 1/2s, 2038	1,672,323	85,267
Ser. 15-186, Class AI, IO, 4s, 2045	6,682,130	991,895
Ser. 15-99, Class LI, IO, 4s, 2045	2,513,414	254,251
Ser. 15-64, Class IG, IO, 4s, 2045	5,703,445	1,074,301
Ser. 15-53, Class MI, IO, 4s, 2045	2,566,271	565,144
Ser. 15-40, IO, 4s, 2045	919,715	192,024
Ser. 15-40, Class KI, IO, 4s, 2044	2,359,207	439,851
Ser. 14-149, Class IP, IO, 4s, 2044	1,777,747	263,481
Ser. 13-24, Class PI, IO, 4s, 2042	1,189,590	170,967
Ser. 12-138, Class AI, IO, 4s, 2042	1,703,629	321,165

30	Absolute Return 500 Fund

MORTGAGE-BACKED SECURITIES (10.8%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 12-38, Class MI, IO, 4s, 2042 F	$5,235,009	$907,884
Ser. 12-47, Class CI, IO, 4s, 2042	1,790,724	276,896
Ser. 14-104, IO, 4s, 2042	2,795,182	463,916
Ser. 12-50, Class PI, IO, 4s, 2041	1,252,091	167,780
Ser. 12-8, Class PI, IO, 4s, 2041	6,682,597	875,503
Ser. 14-133, Class AI, IO, 4s, 2036	3,447,737	342,090
Ser. 15-64, Class PI, IO, 3 1/2s, 2045	4,669,184	448,662
Ser. 15-20, Class PI, IO, 3 1/2s, 2045	4,043,986	582,686
Ser. 15-24, Class CI, IO, 3 1/2s, 2045	1,206,283	240,035
Ser. 15-24, Class IA, IO, 3 1/2s, 2045	1,453,709	231,537
Ser. 13-102, Class IP, IO, 3 1/2s, 2043	1,614,242	120,889
Ser. 13-76, IO, 3 1/2s, 2043	1,273,255	133,590
Ser. 13-79, Class PI, IO, 3 1/2s, 2043	2,858,037	292,720
Ser. 13-100, Class MI, IO, 3 1/2s, 2043	2,288,292	200,042
Ser. 13-37, Class JI, IO, 3 1/2s, 2043	1,418,041	135,437
Ser. 12-145, IO, 3 1/2s, 2042	1,454,037	231,247
Ser. 13-14, IO, 3 1/2s, 2042	4,071,948	432,156
Ser. 13-27, Class PI, IO, 3 1/2s, 2042	671,082	63,907
Ser. 12-136, Class BI, IO, 3 1/2s, 2042	4,205,890	750,331
Ser. 12-92, Class AI, IO, 3 1/2s, 2042	807,417	86,028
Ser. 13-37, Class LI, IO, 3 1/2s, 2042	1,194,703	123,744
Ser. 12-141, Class WI, IO, 3 1/2s, 2041	3,054,893	244,147
Ser. 15-36, Class GI, IO, 3 1/2s, 2041	1,728,775	211,412
Ser. 12-71, Class JI, IO, 3 1/2s, 2041	1,038,480	74,936
Ser. 13-90, Class HI, IO, 3 1/2s, 2040	3,641,206	166,003
Ser. 13-79, Class XI, IO, 3 1/2s, 2039	3,021,410	352,294
Ser. 183, Class AI, IO, 3 1/2s, 2039	2,827,018	306,211
Ser. 15-118, Class EI, IO, 3 1/2s, 2039	4,007,240	420,604
Ser. 15-124, Class NI, IO, 3 1/2s, 2039	3,615,362	407,571
Ser. 15-138, Class AI, IO, 3 1/2s, 2039	1,542,504	172,256
Ser. 15-96, Class NI, IO, 3 1/2s, 2039	4,216,434	442,726
Ser. 15-82, Class GI, IO, 3 1/2s, 2038	6,994,346	669,219
Ser. 15-124, Class DI, IO, 3 1/2s, 2038	4,491,043	610,575
Ser. 15-24, Class IC, IO, 3 1/2s, 2037	1,889,600	250,506
Ser. 14-115, Class QI, IO, 3s, 2029	2,131,033	197,121
Ser. 13-H08, IO, 2.926s, 2063	4,462,331	351,632
Ser. 15-H22, Class GI, IO, 2.568s, 2065	5,062,873	734,117
Ser. 16-H04, Class HI, IO, 2.362s, 2065	2,738,766	334,951
Ser. 15-H09, Class AI, IO, 2.085s, 2065	6,131,229	668,917
Ser. 16-H03, Class AI, IO, 2.058s, 2066	7,170,693	815,874
FRB Ser. 15-H16, Class XI, IO, 2.035s, 2065	4,497,670	577,051
Ser. 15-H20, Class CI, IO, 2.028s, 2065	9,029,301	1,120,599
Ser. 15-H24, Class HI, IO, 2.024s, 2065	10,324,089	884,774
Ser. 15-H25, Class BI, IO, 1.991s, 2065	8,293,889	1,002,731
Ser. 15-H15, Class JI, IO, 1.94s, 2065	5,826,793	704,459
Ser. 16-H02, Class BI, IO, 1.918s, 2065	10,538,812	1,148,530
Ser. 15-H19, Class NI, IO, 1.909s, 2065	7,011,834	821,787

Absolute Return 500 Fund	31

MORTGAGE-BACKED SECURITIES (10.8%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 16-H04, Class KI, IO, 1.891s, 2066	$6,528,746	$629,972
Ser. 15-H25, Class EI, IO, 1.844s, 2065	6,248,056	685,412
Ser. 15-H18, Class IA, IO, 1.827s, 2065	3,563,959	337,863
Ser. 15-H10, Class CI, IO, 1.806s, 2065	6,562,637	697,786
Ser. 15-H26, Class GI, IO, 1.792s, 2065	5,242,606	586,648
Ser. 15-H26, Class EI, IO, 1.718s, 2065	4,890,946	522,842
Ser. 14-H21, Class AI, IO, 1.7s, 2064	7,295,660	765,315
Ser. 15-H09, Class BI, IO, 1.697s, 2065	9,076,008	882,188
Ser. 15-H10, Class EI, IO, 1.631s, 2065	6,199,993	474,919
Ser. 15-H25, Class AI, IO, 1.612s, 2065	8,915,426	842,508
Ser. 15-H24, Class BI, IO, 1.612s, 2065	9,344,685	653,194
Ser. 15-H14, Class BI, IO, 1.589s, 2065	6,506,131	498,370
Ser. 16-H08, Class GI, IO, 1.418s, 2066	9,210,000	664,041
Ser. 15-H26, Class CI, IO, 0.575s, 2065	14,249,182	391,853

GSMPS Mortgage Loan Trust 144A
FRB Ser. 98-4, IO, 1.147s, 2026	67,372	—
FRB Ser. 98-2, IO, 1.043s, 2027	40,655	—
FRB Ser. 99-2, IO, 0.84s, 2027	96,326	843
FRB Ser. 98-3, IO, zero %, 2027	45,893	—

		66,436,465
Commercial mortgage-backed securities (2.8%)
Banc of America Commercial Mortgage Trust FRB Ser. 07-1,
Class XW, IO, 0.508s, 2049	2,538,818	9,908

Banc of America Commercial Mortgage Trust 144A FRB
Ser. 08-1, Class C, 6.476s, 2051	1,000,000	918,750

Banc of America Merrill Lynch Commercial Mortgage, Inc.
FRB Ser. 05-5, Class D, 5.56s, 2045	321,003	321,058
FRB Ser. 05-1, Class C, 5.516s, 2042	292,000	274,013
Ser. 05-3, Class AJ, 4.767s, 2043	225,000	204,965

Banc of America Merrill Lynch Commercial Mortgage, Inc. 144A
FRB Ser. 04-4, Class XC, IO, 0.095s, 2042	153,931	118

Bear Stearns Commercial Mortgage Securities Trust
FRB Ser. 06-PW11, Class AJ, 5.557s, 2039	596,000	587,060
Ser. 05-PWR7, Class D, 5.304s, 2041	375,000	322,643
Ser. 05-PWR9, Class C, 5.055s, 2042	215,000	214,742

Bear Stearns Commercial Mortgage Securities Trust 144A
FRB Ser. 06-PW11, Class B, 5.557s, 2039	3,084,000	2,926,099
FRB Ser. 06-PW11, Class C, 5.557s, 2039	320,000	287,850

CD Mortgage Trust 144A FRB Ser. 07-CD5, Class E, 6.326s, 2044	250,000	242,634

Citigroup Commercial Mortgage Trust FRB Ser. 06-C4, Class B,
6.266s, 2049	703,000	645,916

Citigroup Commercial Mortgage Trust 144A
FRB Ser. 14-GC19, Class D, 5.063s, 2047	383,000	323,166
FRB Ser. 13-GC11, Class E, 4.603s, 2046	1,041,000	810,520

COMM Mortgage Pass-Through Certificates 144A Ser. 12-CR3,
Class F, 4 3/4s, 2045	725,000	574,096

COMM Mortgage Trust FRB Ser. 07-C9, Class D, 6.006s, 2049	300,000	277,875

32	Absolute Return 500 Fund

MORTGAGE-BACKED SECURITIES (10.8%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
COMM Mortgage Trust 144A
Ser. 12-LC4, Class E, 4 1/4s, 2044	$452,000	$369,594
FRB Ser. 14-UBS6, Class D, 4.115s, 2047	387,000	298,485

Credit Suisse First Boston Mortgage Securities Corp. Ser. 05-C3,
Class B, 4.882s, 2037	135,000	135,041

Credit Suisse First Boston Mortgage Securities Corp. 144A FRB
Ser. 03-C3, Class AX, IO, 2.191s, 2038	175,913	23

GE Capital Commercial Mortgage Corp. Trust FRB Ser. 06-C1,
Class AJ, 5.552s, 2044	1,141,394	1,118,566

GE Commercial Mortgage Corp. Trust Ser. 07-C1, Class A3,
5.481s, 2049	172,247	173,200

GS Mortgage Securities Corp. II 144A
FRB Ser. 13-GC10, Class D, 4.557s, 2046	291,000	260,212
FRB Ser. 13-GC10, Class E, 4.557s, 2046	850,000	625,090

GS Mortgage Securities Trust 144A
FRB Ser. 13-GC16, Class D, 5.493s, 2046	488,000	449,422
FRB Ser. 06-GG8, Class X, IO, 0.756s, 2039	26,644,716	29,309

JPMBB Commercial Mortgage Securities Trust 144A
FRB Ser. 13-C14, Class E, 4.715s, 2046	675,000	585,833
FRB Ser. 13-C12, Class E, 4.222s, 2045	800,000	607,840

JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 07-CB20, Class AJ, 6.284s, 2051	168,000	165,967
FRB Ser. 06-LDP7, Class B, 6.147s, 2045	556,000	275,276
FRB Ser. 05-LDP2, Class D, 4.941s, 2042	850,000	817,828

JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 07-CB20, Class C, 6.384s, 2051	501,000	458,370
FRB Ser. 12-C6, Class F, 5.365s, 2045	334,000	297,093
Ser. 13-C13, Class E, 3.986s, 2046	494,000	387,592
Ser. 13-C10, Class E, 3 1/2s, 2047	354,000	262,102
Ser. 12-C6, Class G, 2.972s, 2045	366,000	275,269

JPMorgan Chase Commercial Mortgage Securities Trust
Pass-Through Certificates 144A Ser. 01-C1, Class H,
5.626s, 2035	168,361	168,571

Key Commercial Mortgage Securities Trust 144A FRB
Ser. 07-SL1, Class A2, 5.837s, 2040	12,676	12,650

LB-UBS Commercial Mortgage Trust
Ser. 06-C6, Class D, 5.502s, 2039	640,000	543,699
FRB Ser. 06-C6, Class C, 5.482s, 2039	1,016,000	956,361
FRB Ser. 07-C2, Class XW, IO, 0.739s, 2040	2,051,728	8,675

Merrill Lynch Mortgage Trust
FRB Ser. 05-CIP1, Class C, 5.706s, 2038	351,000	321,765
Ser. 04-KEY2, Class D, 5.046s, 2039	243,574	241,322

Merrill Lynch Mortgage Trust 144A FRB Ser. 05-MCP1, Class XC,
IO, 0.026s, 2043	823,507	4

ML-CFC Commercial Mortgage Trust Ser. 06-3, Class AJ,
5.485s, 2046	276,000	268,990

Absolute Return 500 Fund	33

MORTGAGE-BACKED SECURITIES (10.8%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
Morgan Stanley Bank of America Merrill Lynch Trust 144A
FRB Ser. 13-C11, Class E, 4.56s, 2046	$600,000	$512,940
FRB Ser. 13-C11, Class F, 4.56s, 2046	696,000	531,086
FRB Ser. 12-C6, Class G, 4 1/2s, 2045	1,814,000	1,392,971
Ser. 13-C13, Class F, 3.707s, 2046	1,285,000	946,281

Morgan Stanley Capital I Trust
FRB Ser. 06-HQ8, Class C, 5.59s, 2044	950,000	950,000
Ser. 07-HQ11, Class D, 5.587s, 2044	238,000	202,248
Ser. 07-HQ11, Class C, 5.558s, 2044	861,000	817,950
Ser. 06-HQ10, Class B, 5.448s, 2041	1,213,000	1,180,110

Morgan Stanley Re-REMIC Trust 144A FRB Ser. 10-C30A,
Class A3B, 5.246s, 2043	255,889	256,132

UBS-Barclays Commercial Mortgage Trust 144A FRB Ser. 13-C6,
Class D, 4.493s, 2046	58,000	50,524

Wachovia Bank Commercial Mortgage Trust
FRB Ser. 06-C26, Class AJ, 6.241s, 2045	638,000	633,534
FRB Ser. 06-C23, Class F, 5.784s, 2045	578,000	576,509
FRB Ser. 06-C29, IO, 0.527s, 2048	35,789,983	46,527

Wachovia Bank Commercial Mortgage Trust 144A
FRB Ser. 05-C21, Class E, 5.465s, 2044	1,487,000	1,369,676
FRB Ser. 07-C31, IO, 0.346s, 2047	53,435,528	75,144

Wells Fargo Commercial Mortgage Trust 144A FRB
Ser. 13-LC12, Class D, 4.433s, 2046	314,000	264,408

WF-RBS Commercial Mortgage Trust 144A
Ser. 11-C4, Class E, 5.265s, 2044	321,000	316,988
Ser. 12-C6, Class E, 5s, 2045	412,000	334,256
Ser. 11-C4, Class F, 5s, 2044	504,000	447,955
Ser. 11-C3, Class E, 5s, 2044	367,000	345,874
FRB Ser. 13-C15, Class D, 4.629s, 2046	1,155,004	1,006,841
FRB Ser. 12-C10, Class E, 4.602s, 2045	316,000	248,060
Ser. 13-C12, Class E, 3 1/2s, 2048	561,000	427,370
Ser. 13-C14, Class E, 3 1/4s, 2046	574,000	375,453

		32,364,399
Residential mortgage-backed securities (non-agency) (2.3%)
BCAP, LLC Trust 144A
FRB Ser. 14-RR1, Class 2A2, 2.506s, 2036	350,000	262,617
FRB Ser. 15-RR5, Class 2A3, 1.42s, 2046	440,000	280,809
FRB Ser. 15-RR6, Class 3A2, 1.29s, 2046	239,000	191,272
FRB Ser. 12-RR5, Class 4A8, 0.603s, 2035	1,916,358	1,750,393

Bear Stearns Alt-A Trust FRB Ser. 04-3, Class B, 3.364s, 2034	210,223	205,907

Countrywide Alternative Loan Trust
FRB Ser. 06-OA7, Class 1A2, 1.317s, 2046	1,841,020	1,399,176
FRB Ser. 05-27, Class 1A6, 1.259s, 2035	562,468	424,664
FRB Ser. 05-38, Class A3, 0.789s, 2035	1,904,339	1,545,331
FRB Ser. 05-59, Class 1A1, 0.769s, 2035	650,543	521,585
FRB Ser. 06-OC2, Class 2A3, 0.729s, 2036	198,506	178,655
FRB Ser. 06-OA10, Class 4A1, 0.629s, 2046	4,736,630	3,315,641
FRB Ser. 06-OC10, Class 2A2A, 0.619s, 2036	493,855	476,570

34	Absolute Return 500 Fund

MORTGAGE-BACKED SECURITIES (10.8%)* cont.	Principal amount	Value

Residential mortgage-backed securities (non-agency) cont.
Countrywide Home Loan Mortgage Pass-Through Trust FRB
Ser. 06-OA5, Class 2A1, 0.639s, 2046	$1,008,056	$764,015

Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt Notes FRB Ser. 15-DN1,
Class B, 11.939s, 2025	959,800	1,031,209
Structured Agency Credit Risk Debt Notes FRB Ser. 15-HQA2,
Class B, 10.939s, 2028	277,000	266,944
Structured Agency Credit Risk Debt Notes FRB Ser. 16-DNA1,
Class B, 10.439s, 2028	843,000	807,763
Structured Agency Credit Risk Debt Notes FRB Ser. 15-DNA3,
Class B, 9.789s, 2028	568,000	538,728
Structured Agency Credit Risk Debt Notes FRB Ser. 15-DNA2,
Class B, 7.989s, 2027	479,000	459,564

Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2B,
13.189s, 2028	270,000	287,294
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1B,
12.689s, 2028	920,000	991,576
Connecticut Avenue Securities FRB Ser. 16-C03, Class 1B,
12.189s, 2028	530,000	565,367
Connecticut Avenue Securities FRB Ser. 16-C01, Class 1B,
12.189s, 2028	710,000	754,567
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2M2,
6.339s, 2028	2,180,940	2,267,523
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2,
6.139s, 2028	2,482,000	2,596,411
Connecticut Avenue Securities FRB Ser. 15-C04, Class 2M2,
5.989s, 2028	30,000	31,209
Connecticut Avenue Securities FRB Ser. 15-C03, Class 1M2,
5.439s, 2025	880,000	904,199
Connecticut Avenue Securities FRB Ser. 15-C03, Class 2M2,
5.439s, 2025	380,000	390,522
Connecticut Avenue Securities FRB Ser. 15-C01, Class 2M2,
4.989s, 2025	170,000	174,488
Connecticut Avenue Securities FRB Ser. 15-C02, Class 1M2,
4.439s, 2025	82,000	82,072
Connecticut Avenue Securities FRB Ser. 15-C02, Class 2M2,
4.439s, 2025	134,000	133,974

MortgageIT Trust FRB Ser. 04-1, Class M2, 1.444s, 2034	264,336	228,650

Nationstar HECM Loan Trust 144A Ser. 15-1A, Class A,
3.844s, 2018	233,145	233,098

Nomura Resecuritization Trust 144A
FRB Ser. 15-1R, Class 6A9, 0.621s, 2047	1,503,232	853,084
FRB Ser. 15-4R, Class 1A14, 0.602s, 2047	950,000	456,000

Residential Accredit Loans, Inc. FRB Ser. 06-QO10, Class A1,
0.599s, 2037	459,137	359,903

Absolute Return 500 Fund	35

MORTGAGE-BACKED SECURITIES (10.8%)* cont.	Principal amount	Value

Residential mortgage-backed securities (non-agency) cont.
WaMu Mortgage Pass-Through Certificates Trust FRB
Ser. 05-AR13, Class A1C3, 0.929s, 2045	$1,036,918	$856,874

Wells Fargo Mortgage Backed Securities Trust FRB Ser. 06-AR6,
Class 7A2, 2.759s, 2036	447,218	432,933

		27,020,587

Total mortgage-backed securities (cost $132,780,122)		$125,821,451

SENIOR LOANS (5.8%)* [c]	Principal amount	Value

Basic materials (0.3%)
AIlnex Luxembourg & CY SCA bank term loan FRN Ser. B1,
4 1/2s, 2019 (Luxembourg)	$455,174	$453,182

AIlnex Luxembourg & CY SCA bank term loan FRN Ser. B2,
4 1/2s, 2019 (Luxembourg)	236,168	235,134

Builders FirstSource, Inc. bank term loan FRN Ser. B, 6s, 2022	1,527,965	1,523,668

Ineos US Finance, LLC bank term loan FRN 3 3/4s, 2018	413,735	413,070

KP Germany Erste GmbH bank term loan FRN 5s,
2020 (Germany)	219,151	219,151

KP Germany Erste GmbH bank term loan FRN 5s,
2020 (Germany)	93,654	93,654

		2,937,859
Capital goods (0.4%)
Generac Power Systems, Inc. bank term loan FRN Ser. B,
3 1/2s, 2020	396,250	393,897

Manitowac Foodservice, Inc. bank term loan FRN 5 3/4s, 2023	984,615	991,589

Reynolds Group Holdings, Inc. bank term loan FRN Ser. B,
4 1/2s, 2018	573,165	574,598

Terex Corp. bank term loan FRN Ser. B, 4 1/2s, 2022	1,000,000	982,500

TransDigm, Inc. bank term loan FRN Ser. C, 3 3/4s, 2020	433,454	432,642

TransDigm, Inc. bank term loan FRN Ser. D, 3 3/4s, 2021	786,000	781,251

		4,156,477
Communication services (0.5%)
Asurion, LLC bank term loan FRN 8 1/2s, 2021	480,000	460,800

Asurion, LLC bank term loan FRN Ser. B1, 5s, 2019	723,056	720,525

Asurion, LLC bank term loan FRN Ser. B2, 4 1/4s, 2020	965,000	943,046

Asurion, LLC bank term loan FRN Ser. B4, 5s, 2022	871,725	864,969

Intelsat Jackson Holdings SA bank term loan FRN Ser. B2,
3 3/4s, 2019 (Bermuda)	1,419,814	1,328,946

Level 3 Financing, Inc. bank term loan FRN Ser. B1, 4s, 2020	1,000,000	1,001,042

Virgin Media Investment Holdings, Ltd. bank term loan FRN
Ser. F, 3 1/2s, 2023 (United Kingdom)	1,009,982	1,007,457

		6,326,785
Consumer cyclicals (2.4%)
Academy, Ltd. bank term loan FRN Ser. B, 5s, 2022	1,875,411	1,841,809

Amaya Holdings BV bank term loan FRN 5s, 2021 (Netherlands)	985,056	940,729

American Casino & Entertainment Properties, LLC bank term
loan FRN 4 3/4s, 2022	1,092,320	1,097,782

Bass Pro Group, LLC bank term loan FRN Ser. B, 4s, 2020	410,850	403,917

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B6, 11 1/4s, 2017	849,835	798,845

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B7, 11 3/4s, 2017	562,175	521,769

36	Absolute Return 500 Fund

SENIOR LOANS (5.8%)* [c] cont.	Principal amount	Value

Consumer cyclicals cont.
Caesars Growth Properties Holdings, LLC bank term loan FRN
6 1/4s, 2021	$623,888	$553,700

Chrysler Group, LLC bank term loan FRN Ser. B, 3 1/2s, 2017	189,812	189,677

CityCenter Holdings, LLC bank term loan FRN Ser. B,
4 1/4s, 2020	712,180	713,367

CPG International, Inc. bank term loan FRN Ser. B, 4 3/4s, 2020	414,723	412,131

DBP Holding Corp. bank term loan FRN Ser. B, 5 1/4s, 2019	1,574,650	1,403,406

Dollar Tree Stores, Inc. bank term loan FRN Ser. B, 3 1/2s, 2022	191,213	191,588

FCA US, LLC bank term loan FRN Ser. B, 3 1/4s, 2018	460,514	460,169

Golden Nugget, Inc. bank term loan FRN Ser. B, 5 1/2s, 2019	568,094	568,449

Golden Nugget, Inc. bank term loan FRN Ser. DD, 5 1/2s, 2019	243,469	243,621

Jeld-Wen, Inc. bank term loan FRN 5 1/4s, 2021	945,214	944,328

Jeld-Wen, Inc. bank term loan FRN Ser. B, 4 3/4s, 2022	746,250	745,551

Jo-Ann Stores, Inc. bank term loan FRN Ser. B, 4s, 2018	606,556	600,490

Navistar, Inc. bank term loan FRN Ser. B, 6 1/2s, 2020	997,500	940,975

Neiman Marcus Group, Ltd., Inc. bank term loan FRN
4 1/4s, 2020	1,251,264	1,190,041

PET Acquisition Merger Sub, LLC bank term loan FRN Ser. B1,
5 3/4s, 2023	1,995,000	2,005,332

Realogy Group, LLC bank term loan FRN Ser. B, 3 3/4s, 2020	1,455,253	1,454,344

Sabre GLBL, Inc. bank term loan FRN Ser. B, 4s, 2019	1,209,375	1,211,391

Scientific Games International, Inc. bank term loan FRN
Ser. B2, 6s, 2021	1,481,250	1,457,643

Station Casinos, LLC bank term loan FRN Ser. B, 4 1/4s, 2020	1,092,670	1,094,378

Talbots, Inc. (The) bank term loan FRN 9 1/2s, 2021	499,677	463,450

Talbots, Inc. (The) bank term loan FRN 5 1/2s, 2020	737,503	713,534

Travelport Finance Sarl bank term loan FRN Ser. B, 5 3/4s,
2021 (Luxembourg)	733,582	734,499

Tribune Media Co. bank term loan FRN Ser. B, 3 3/4s, 2020	1,001,343	995,398

Univision Communications, Inc. bank term loan FRN 4s, 2020	1,121,398	1,120,797

Yonkers Racing Corp. bank term loan FRN 4 1/4s, 2019	1,306,130	1,276,197

		27,289,307
Consumer staples (0.6%)
CEC Entertainment, Inc. bank term loan FRN Ser. B, 4s, 2021	421,400	410,602

Del Monte Foods, Inc. bank term loan FRN 4 1/4s, 2021	940,800	910,224

Hostess Brands, LLC bank term loan FRN 8 1/2s, 2023	885,000	864,350

Landry’s, Inc. bank term loan FRN Ser. B, 4s, 2018	1,177,307	1,176,940

Libbey Glass, Inc. bank term loan FRN Ser. B, 3 3/4s, 2021	971,136	968,709

Maple Holdings Acquistion Corp. bank term loan FRN Ser. B,
5 1/4s, 2023	1,136,000	1,140,260

Rite Aid Corp. bank term loan FRN 4 7/8s, 2021	1,000,000	1,001,250

US Foods, Inc. bank term loan FRN 4 1/2s, 2019	972,500	970,220

		7,442,555
Energy (—%)
American Energy-Marcellus, LLC bank term loan FRN
5 1/4s, 2020	460,000	120,750

Tervita Corp. bank term loan FRN Ser. B, 6 1/4s, 2018 (Canada)	207,663	187,588

		308,338

Absolute Return 500 Fund	37

SENIOR LOANS (5.8%)* [c] cont.	Principal amount	Value

Financials (0.4%)
HUB International, Ltd. bank term loan FRN Ser. B, 4s, 2020	$980,000	$970,200

iStar, Inc. bank term loan FRN Ser. A2, 7s, 2017 R	656,076	654,436

USI, Inc./NY bank term loan FRN Ser. B, 4 1/4s, 2019	1,451,531	1,431,573

Walter Investment Management Corp. bank term loan FRN
Ser. B, 4 3/4s, 2020	1,395,445	1,220,142

		4,276,351
Health care (0.7%)
Acadia Healthcare Co., Inc. bank term loan FRN Ser. B2,
4 1/2s, 2023	1,496,250	1,506,537

AMAG Pharmaceuticals, Inc. bank term loan FRN Ser. B,
4 3/4s, 2021	819,000	812,858

Envision Healthcare Corp. bank term loan FRN Ser. B,
4 1/4s, 2018	469,922	470,157

IASIS Healthcare, LLC bank term loan FRN Ser. B, 4 1/2s, 2018	955,746	950,968

Kinetic Concepts, Inc. bank term loan FRN 4 1/2s, 2018	1,307,984	1,306,349

MPH Acquisition Holdings, LLC bank term loan FRN Ser. B,
3 3/4s, 2021	830,455	825,679

Ortho-Clinical Diagnostics, Inc. bank term loan FRN Ser. B,
4 3/4s, 2021	584,588	554,018

Pharmaceutical Product Development, LLC bank term loan FRN
4 1/4s, 2022	1,588,000	1,584,824

Valeant Pharmaceuticals International, Inc. bank term loan FRN
Ser. E, 3 3/4s, 2020	457,633	444,667

		8,456,057
Technology (0.4%)
Avaya, Inc. bank term loan FRN Ser. B6, 6 1/2s, 2018	977,137	647,353

First Data Corp. bank term loan FRN 4.432s, 2021	1,210,925	1,213,044

Infor US, Inc. bank term loan FRN Ser. B5, 3 3/4s, 2020	860,833	840,388

ON Semiconductor Corp. bank term loan FRN Ser. B,
5 1/4s, 2023	1,500,000	1,506,750

Syniverse Holdings, Inc. bank term loan FRN Ser. B, 4s, 2019	928,575	747,503

		4,955,038
Transportation (—%)
Air Medical Group Holdings, Inc. bank term loan FRN Ser. B,
4 1/4s, 2022	411,888	406,636

		406,636
Utilities and power (0.1%)
Energy Transfer Equity LP bank term loan FRN 3 1/4s, 2019	715,000	671,802

Texas Competitive Electric Holdings Co., LLC bank term loan
FRN 4.918s, 2017	710,555	242,477

Texas Competitive Electric Holdings Co., LLC bank term loan
FRN 4.918s, 2017	7,293	2,489

		916,768

Total senior loans (cost $69,525,597)		$67,472,171

CORPORATE BONDS AND NOTES (5.3%)*	Principal amount	Value

Basic materials (1.0%)
ArcelorMittal SA sr. unsec. unsub. bonds 10.85s, 2019 (France)	$345,000	$396,750

ArcelorMittal SA sr. unsec. unsub. bonds 5 1/8s, 2020 (France)	1,000,000	985,000

Cemex SAB de CV 144A company guaranty sr. sub. FRN 5.378s,
2018 (Mexico)	1,500,000	1,541,250

38	Absolute Return 500 Fund

CORPORATE BONDS AND NOTES (5.3%)* cont.		Principal amount	Value

Basic materials cont.
GCP Applied Technologies, Inc. 144A company guaranty sr.
unsec. notes 9 1/2s, 2023		$690,000	$755,550

HD Supply, Inc. company guaranty sr. unsec. sub. notes
7 1/2s, 2020		876,000	929,655

HudBay Minerals, Inc. company guaranty sr. unsec. notes
9 1/2s, 2020 (Canada)		765,000	648,338

Mercer International, Inc. company guaranty sr. unsec. notes
7 3/4s, 2022 (Canada)		1,500,000	1,515,000

Novelis, Inc. company guaranty sr. unsec. notes 8 3/4s, 2020		1,280,000	1,321,600

Perstorp Holding AB 144A company guaranty sr. notes 8 3/4s,
2017 (Sweden)		1,125,000	1,122,188

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
6 3/8s, 2022		1,000,000	1,052,500

Univar USA, Inc. 144A company guaranty sr. unsec. notes
6 3/4s, 2023		710,000	706,450

Vale Overseas, Ltd. company guaranty sr. unsec. unsub. notes
6 1/4s, 2017 (Brazil)		395,000	403,496

			11,377,777
Capital goods (1.1%)
Advanced Disposal Services, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2020		1,595,000	1,660,794

American Axle & Manufacturing, Inc. company guaranty sr.
unsec. notes 6 1/4s, 2021		1,000,000	1,040,000

Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.
144A company guaranty sr. FRN 3.885s, 2021 (Ireland) ##		1,805,000	1,795,975

ATS Automation Tooling Systems, Inc. 144A sr. unsec. notes
6 1/2s, 2023 (Canada)		1,500,000	1,543,125

Gates Global, LLC/Gates Global Co. 144A company guaranty sr.
unsec. notes 6s, 2022		1,210,000	1,052,700

KLX, Inc. 144A company guaranty sr. unsec. notes 5 7/8s, 2022		1,850,000	1,861,563

Moog, Inc. 144A company guaranty sr. unsec. notes
5 1/4s, 2022		1,127,000	1,138,270

Oshkosh Corp. company guaranty sr. unsec. sub. notes
5 3/8s, 2022		1,000,000	1,031,250

ZF North America Capital, Inc. 144A company guaranty sr.
unsec. unsub. notes 4s, 2020		1,500,000	1,567,500

			12,691,177
Communication services (0.7%)
Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. unsec. unsub. notes 5 1/8s, 2021		1,215,000	1,145,138

Crown Castle International Corp. sr. unsec. notes 5 1/4s, 2023 R		840,000	932,400

Digicel, Ltd. 144A sr. unsec. notes 7s, 2020 (Jamaica)		1,600,000	1,488,000

DISH DBS Corp. company guaranty sr. unsec. unsub. notes
4 1/4s, 2018		1,500,000	1,530,000

Sprint Communications, Inc. sr. unsec. unsub. notes
8 3/8s, 2017		770,000	785,400

Sprint Communications, Inc. sr. unsec. unsub. notes 6s, 2016		265,000	266,325

T-Mobile USA, Inc. company guaranty sr. unsec. notes
6 1/4s, 2021		500,000	523,750

Telenet Finance V Luxembourg SCA 144A sr. notes 6 3/4s,
2024 (Luxembourg)	EUR	130,000	166,106

Absolute Return 500 Fund	39

CORPORATE BONDS AND NOTES (5.3%)* cont.		Principal amount	Value

Communication services cont.
Virgin Media Secured Finance PLC 144A sr. notes 6s, 2021
(United Kingdom)	GBP	477,000	$724,430

WideOpenWest Finance, LLC/WideOpenWest Capital Corp.
company guaranty sr. unsec. sub. notes 10 1/4s, 2019		$1,110,000	1,112,775

			8,674,324
Consumer cyclicals (0.4%)
Howard Hughes Corp. (The) 144A sr. unsec. notes 6 7/8s, 2021		1,500,000	1,518,750

JC Penney Corp, Inc. company guaranty sr. unsec. bonds
8 1/8s, 2019		1,050,000	1,081,500

Jo-Ann Stores, Inc. 144A sr. unsec. notes 8 1/8s, 2019		700,000	654,500

Navistar International Corp. company guaranty sr. unsec. notes
8 1/4s, 2021		880,000	638,000

Scientific Games Corp. company guaranty sr. unsec. sub. notes
8 1/8s, 2018		575,000	553,438

Standard Industries, Inc./NJ 144A sr. unsec. notes 5 1/8s, 2021		120,000	124,800

			4,570,988
Consumer staples (0.2%)
1011778 BC ULC/New Red Finance, Inc. 144A company
guaranty sr. notes 4 5/8s, 2022 (Canada)		1,080,000	1,107,000

BlueLine Rental Finance Corp. 144A notes 7s, 2019		650,000	570,375

Rite Aid Corp. 144A company guaranty sr. unsec. unsub. notes
6 1/8s, 2023		670,000	713,972

			2,391,347
Energy (0.4%)
Chesapeake Energy Corp. 144A company guaranty
notes 8s, 2022		900,000	612,000

Oasis Petroleum, Inc. company guaranty sr. unsec. unsub. notes
6 7/8s, 2022		580,000	517,650

Petrobras Global Finance BV company guaranty sr. unsec.
unsub. notes 6 1/4s, 2024 (Brazil)		637,000	555,783

Petrobras Global Finance BV company guaranty sr. unsec.
unsub. notes 3 1/4s, 2017 (Brazil)		940,000	930,600

Petroleos de Venezuela SA sr. unsec. notes 5 1/8s,
2016 (Venezuela)		2,352,000	2,075,640

Petroleos de Venezuela SA 144A company guaranty sr. unsec.
notes 8 1/2s, 2017 (Venezuela)		666,666	388,333

			5,080,006
Financials (0.7%)
Ally Financial, Inc. sub. unsec. notes 5 3/4s, 2025		600,000	607,500

CIT Group, Inc. sr. unsec. unsub. notes 5 1/4s, 2018		900,000	928,125

Hartford Financial Services Group, Inc. (The) jr. unsec. sub. FRB
8 1/8s, 2038		530,000	570,413

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 4 7/8s, 2019		1,070,000	1,061,975

Russian Agricultural Bank OJSC Via RSHB Capital SA 144A sr.
unsec. unsub. notes 5.298s, 2017 (Russia)		300,000	307,125

Vnesheconombank Via VEB Finance PLC 144A sr. unsec. unsub.
notes 6.902s, 2020 (Russia)		500,000	523,750

Vnesheconombank Via VEB Finance PLC 144A sr. unsec. unsub.
notes 6.8s, 2025 (Russia)		250,000	261,599

Vnesheconombank Via VEB Finance PLC 144A sr. unsec. unsub.
notes 5.942s, 2023 (Russia)		400,000	398,523

40	Absolute Return 500 Fund

CORPORATE BONDS AND NOTES (5.3%)* cont.	Principal amount	Value

Financials cont.
VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes
6 7/8s, 2018 (Russia)	$1,600,000	$1,702,320

VTB Bank OJSC Via VTB Capital SA 144A unsec. sub. bonds
6.95s, 2022 (Russia)	1,800,000	1,782,000

		8,143,330
Health care (0.3%)
CHS/Community Health Systems, Inc. company guaranty sr.
sub. notes 5 1/8s, 2018	555,000	561,938

Endo Limited/Endo Finance LLC/Endo Finco, Inc. 144A
company guaranty sr. unsec. unsub. notes 6s, 2023 (Ireland)	400,000	392,500

HCA, Inc. company guaranty sr. notes 6 1/2s, 2020	610,000	674,813

Kinetic Concepts, Inc./KCI USA, Inc. 144A company guaranty sr.
notes 7 7/8s, 2021	245,000	264,906

Tenet Healthcare Corp. company guaranty sr. notes 6 1/4s, 2018	665,000	711,550

Tenet Healthcare Corp. 144A company guaranty sr. FRN
4.134s, 2020	720,000	720,900

		3,326,607
Technology (0.4%)
CommScope, Inc. 144A company guaranty sr. notes
4 3/8s, 2020	1,000,000	1,032,500

Infor US, Inc. company guaranty sr. unsec. notes 6 1/2s, 2022	1,310,000	1,209,143

Iron Mountain, Inc. 144A company guaranty sr. unsec.
notes 6s, 2020 R	1,645,000	1,739,588

SoftBank Corp. 144A company guaranty sr. unsec. unsub. notes
4 1/2s, 2020 (Japan)	585,000	593,775

		4,575,006
Utilities and power (0.1%)
AES Corp./Virginia (The) sr. unsec. notes 5 1/2s, 2025	195,000	195,975

NRG Energy, Inc. company guaranty sr. unsec. sub. notes
6 1/4s, 2022	1,000,000	980,320

Texas-New Mexico Power Co. 144A 1st sr. bonds Ser. A,
9 1/2s, 2019	175,000	205,625

		1,381,920

Total corporate bonds and notes (cost $62,784,266)		$62,212,482

COMMODITY LINKED NOTES (5.3%)* †††	Principal amount	Value

Bank of America Corp. 144A sr. unsec. unsub. notes 1-month LIBOR less 0.10%, 2017 (Indexed to the BofA Merrill Lynch Commodity
MLCXP2KS Excess Return Strategy multiplied by 3)	$10,800,000	$10,800,000

Citigroup Global Markets Holdings Inc. sr. notes Ser. N, 3-month USD
LIBOR less 0.20%, 2017 (Indexed to the Citi Commodity Spread Index —
Bloomberg Commodity IndexSM 3 Month Forward Sub-Indices versus
Bloomberg Commodity IndexSM Sub-Indices multiplied by 3)	21,640,000	21,282,724

UBS AG/London 144A sr. notes 1-month LIBOR less 0.10%, 2017
(Indexed to the S&P GSCI Commodity Index multiplied by 3)
(United Kingdom)	6,606,000	6,731,294

UBS AG/London 144A sr. notes 1-month LIBOR less 0.10%, 2017
(Indexed to the UBSIF3AT Index multiplied by 3) (United Kingdom)	15,571,000	15,992,307

UBS AG/London 144A sr. notes 1-month LIBOR less 0.10%, 2016
(Indexed to the UBSIF3AT Index multiplied by 3) (United Kingdom)	6,821,364	7,252,348

Total commodity Linked Notes (cost $61,438,364)		$62,058,673

Absolute Return 500 Fund	41

INVESTMENT COMPANIES (4.9%)*	Shares	Value

Consumer Staples Select Sector SPDR Fund	185,100	$9,680,730

Financial Select Sector SPDR Fund	392,300	9,144,513

Health Care Select Sector SPDR Fund	138,000	9,631,020

Industrial Select Sector SPDR Fund	179,900	10,103,184

Technology Select Sector SPDR Fund	215,900	9,095,867

Utility Select Sector SPDR Fund	197,500	9,562,950

Total investment companies (cost $55,864,391)		$57,218,264

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (1.1%)*		Principal amount	Value

Brazil (Federal Republic of) sr. unsec. unsub. notes 10s, 2017
(Brazil) (units)	BRL	2,750	$807,522

Buenos Aires (Province of) 144A sr. unsec. notes 9 1/8s,
2024 (Argentina)		$1,400,000	1,486,828

Buenos Aires (Province of) 144A sr. unsec. unsub. notes
10 7/8s, 2021 (Argentina)		3,070,000	3,415,375

Buenos Aires (Province of) 144A sr. unsec. unsub. notes 9.95s,
2021 (Argentina)		2,773,529	3,023,147

Buenos Aires (Province of) 144A sr. unsec. unsub. notes 9 3/8s,
2018 (Argentina)		1,261,000	1,352,423

Croatia (Republic of) 144A sr. unsec. unsub. notes 6 3/8s,
2021 (Croatia)		240,000	262,687

Croatia (Republic of) 144A sr. unsec. unsub. notes 6 1/4s,
2017 (Croatia)		350,000	363,125

Indonesia (Republic of) 144A sr. unsec. notes 4 3/4s,
2026 (Indonesia)		300,000	318,750

Indonesia (Republic of) 144A sr. unsec. unsub. notes 5.95s,
2046 (Indonesia)		300,000	333,750

Russia (Federation of) 144A sr. unsec. unsub. bonds 5 5/8s,
2042 (Russia)		1,700,000	1,778,617

Total foreign government and agency bonds and notes (cost $12,172,024)			$13,142,224

WARRANTS (1.0%)* †	Expiration	Strike
	date	price	Warrants	Value

Bharat Petroleum Corp., Ltd. 144A (India)	3/9/18	$0.00	125,606	$1,851,993

Ceat, Ltd. 144A (India)	8/15/16	0.00	18,252	302,301

China State Construction Engineering Corp.,
Ltd. 144A (China)	12/10/17	0.00	1,520,944	1,292,373

Indian Oil Corp., Ltd. 144A (India)	8/25/17	0.00	235,953	1,541,182

Infosys, Ltd. 144A (India)	10/10/16	0.00	149,062	2,714,937

Mindtree, Ltd. 144A (India)	3/3/17	0.00	54,744	560,233

Power Finance Corp., Ltd. 144A (India)	3/9/18	0.00	367,882	994,718

Rural Electrification Corp., Ltd. 144A (India)	3/6/17	0.00	316,440	851,091

Shanghai Automotive Co. (China)	3/2/17	0.00	333,600	1,045,892

Wipro, Ltd. 144A (India)	10/6/17	0.00	14,073	117,614

Zhengzhou Yutong Bus Co., Ltd. 144A (China)	6/30/16	0.00	103,700	327,995

Total warrants (cost $12,500,719)				$11,600,329

42	Absolute Return 500 Fund

ASSET-BACKED SECURITIES (0.4%)*	Principal amount	Value

Station Place Securitization Trust
FRB Ser. 16-1, Class A, 1.433s, 2017	$1,873,000	$1,873,000
FRB Ser. 15-4, Class A, 1.402s, 2016	2,898,000	2,898,000

Total asset-backed securities (cost $4,771,000)		$4,771,000

PURCHASED SWAP OPTIONS OUTSTANDING (—%)*
Counterparty
Fixed right % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Bank of America N.A.
(1.88)/3 month USD-LIBOR-BBA/Jun-26	Jun-16/1.88	$9,293,400	$40,333

1.55/3 month USD-LIBOR-BBA/Jun-26	Jun-16/1.55	9,293,400	37,359

Barclays Bank PLC
(1.809)/3 month USD-LIBOR-BBA/Jun-26	Jun-16/1.809	9,293,400	60,500

1.481/3 month USD-LIBOR-BBA/Jun-26	Jun-16/1.481	9,293,400	24,906

Citibank, N.A.
(2.087)/3 month USD-LIBOR-BBA/May-18	May-16/2.087	9,189,700	9

Credit Suisse International
(2.915)/3 month USD-LIBOR-BBA/Apr-47	Apr-17/2.915	174,000	3,426

(3.315)/3 month USD-LIBOR-BBA/Apr-47	Apr-17/3.315	174,000	1,339

Goldman Sachs International
(1.835)/3 month USD-LIBOR-BBA/Jun-26	Jun-16/1.835	9,293,400	60,407

1.4825/3 month USD-LIBOR-BBA/Jun-26	Jun-16/1.4825	9,293,400	29,832

(1.82)/3 month USD-LIBOR-BBA/Jul-17	Jul-16/1.82	4,746,800	3,228

(1.306)/3 month USD-LIBOR-BBA/Jul-17	Jul-16/1.306	4,746,800	3,038

(2.18625)/3 month USD-LIBOR-BBA/Jun-18	Jun-16/2.18625	9,189,700	9

JPMorgan Chase Bank N.A.
(1.15)/3 month USD-LIBOR-BBA/Jul-17	Jul-16/1.15	4,746,800	5,601

0.8725/3 month USD-LIBOR-BBA/Jul-17	Jul-16/0.8725	4,746,800	4,889

Total purchased swap options outstanding (cost $404,388)			$274,876

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (0.3%)*	strike price	amount	Value

Federal National Mortgage Association 30 yr 3.0s TBA
commitments (Put)	Aug-16/$101.52	$2,000,000	$11,540

Federal National Mortgage Association 30 yr 3.0s TBA
commitments (Put)	Aug-16/101.39	2,000,000	10,640

Federal National Mortgage Association 30 yr 3.0s TBA
commitments (Put)	Jul-16/101.98	2,000,000	11,540

Federal National Mortgage Association 30 yr 3.0s TBA
commitments (Put)	Jul-16/102.03	1,000,000	5,980

Federal National Mortgage Association 30 yr 3.0s TBA
commitments (Put)	Jun-16/101.16	2,000,000	2,460

Federal National Mortgage Association 30 yr 3.0s TBA
commitments (Put)	Jun-16/100.91	2,000,000	1,780

Federal National Mortgage Association 30 yr 3.0s TBA
commitments (Put)	Jun-16/101.30	1,000,000	1,470

Federal National Mortgage Association 30 yr 3.0s TBA
commitments (Put)	Jun-16/101.22	1,000,000	1,330

Absolute Return 500 Fund	43

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (0.3%)* cont.	strike price	amount	Value

Federal National Mortgage Association 30 yr 3.0s TBA
commitments (Put)	Jun-16/$101.11	$1,000,000	$1,160

Federal National Mortgage Association 30 yr 3.0s TBA
commitments (Put)	Jun-16/100.84	1,000,000	820

SPDR S&P 500 ETF Trust (Put)	Apr-17/180.00	137,392	985,753

SPDR S&P 500 ETF Trust (Put)	Mar-17/175.00	134,823	721,318

SPDR S&P 500 ETF Trust (Put)	Feb-17/156.00	148,074	385,331

SPDR S&P 500 ETF Trust (Put)	Jan-17/145.00	150,450	234,864

SPDR S&P 500 ETF Trust (Put)	Dec-16/164.00	157,869	400,670

SPDR S&P 500 ETF Trust (Put)	Nov-16/170.00	153,283	380,661

Total purchased options outstanding (cost $6,063,206)			$3,157,317

SHORT-TERM INVESTMENTS (42.1%)*	Principal amount/shares		Value

Interest in $353,599,000 joint tri-party repurchase agreement dated 4/29/16 with Citigroup Global Markets, Inc. due
5/2/16 — maturity value of $38,888,972 for an effective
yield of 0.300% (collateralized by various mortgage backed
securities with coupon rates ranging from 2.000% to 8.500%
and due dates ranging from 12/1/16 to 3/15/51, valued
at $360,670,980)		$38,888,000	$38,888,000

Putnam Money Market Liquidity Fund 0.30% L	Shares	163,525,836	163,525,836

Putnam Short Term Investment Fund 0.44% L	Shares	232,230,954	232,230,954

SSgA Prime Money Market Fund Class N 0.41% P	Shares	130,000	130,000

U.S. Treasury Bills 0.21%, July 21, 2016 ∆ §		$709,000	708,704

U.S. Treasury Bills 0.17%, June 16, 2016 ∆		1,360,000	1,359,759

U.S. Treasury Bills 0.29%, June 9, 2016 # ∆ §		12,025,000	12,023,232

U.S. Treasury Bills 0.18%, June 2, 2016 §		409,000	408,948

U.S. Treasury Bills 0.29%, May 26, 2016 # ∆ §		7,519,000	7,518,173

U.S. Treasury Bills 0.30%, May 19, 2016 # ∆ §		1,436,000	1,435,895

U.S. Treasury Bills 0.22%, May 12, 2016 # ∆ §		18,461,000	18,460,262

U.S. Treasury Bills 0.26%, May 5, 2016 ∆ §		12,882,000	12,881,871

Total short-term investments (cost $489,568,049)			$489,571,634

TOTAL INVESTMENTS

Total investments (cost $1,326,174,577)			$1,334,951,852

Key to holding’s currency abbreviations

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona

44	Absolute Return 500 Fund

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
bp	Basis points
ETF	Exchange Traded Fund
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
OAO	Open Joint Stock Company
OJSC	Open Joint Stock Company
PJSC	Public Joint Stock Company
PO	Principal Only
SPDR	S&P Depository Receipts
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2015 through April 30, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $1,164,258,356.

††† The value of the commodity linked notes, which are marked to market daily, may be based on a multiple of the performance of the index. The multiple (or leverage) will increase the volatility of the note’s value relative to the change in the underlying index.

† This security is non-income-producing.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

## Forward commitment, in part or in entirety (Note 1).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

Absolute Return 500 Fund	45

At the close of the reporting period, the fund maintained liquid assets totaling $471,132,381 to cover certain derivative contracts, delayed delivery securities and the settlement of certain securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 4/30/16 (aggregate face value $220,871,660) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.
	Australian Dollar	Buy	7/21/16	$1,203,451	$1,201,819	$1,632

	British Pound	Buy	6/15/16	38,287	22,309	15,978

	Canadian Dollar	Sell	7/21/16	986,857	977,376	(9,481)

	Czech Koruna	Buy	6/15/16	1,800,614	1,773,811	26,803

	Czech Koruna	Sell	6/15/16	1,828,105	1,737,377	(90,728)

	Euro	Sell	6/15/16	111,901	30,580	(81,321)

	Hong Kong Dollar	Sell	5/18/16	1,748,081	1,737,289	(10,792)

	Japanese Yen	Sell	5/18/16	1,911,781	1,787,661	(124,120)

	New Zealand Dollar	Buy	7/21/16	3,775,538	3,713,248	62,290

	Norwegian Krone	Buy	6/15/16	596,779	665,996	(69,217)

	South Korean Won	Buy	5/18/16	1,965,238	1,858,083	107,155

	South Korean Won	Sell	5/18/16	1,965,238	1,816,259	(148,979)

	Swedish Krona	Buy	6/15/16	1,230,275	1,173,776	56,499

Barclays Bank PLC
	Australian Dollar	Buy	7/21/16	1,713,586	1,759,024	(45,438)

	Australian Dollar	Sell	7/21/16	1,737,156	1,743,532	6,376

	British Pound	Buy	6/15/16	3,128,088	3,010,604	117,484

	Canadian Dollar	Sell	7/21/16	1,095,091	1,077,588	(17,503)

	Euro	Buy	6/15/16	6,041,607	5,853,635	187,972

	Japanese Yen	Sell	5/18/16	3,526,610	3,371,884	(154,726)

	New Zealand Dollar	Sell	7/21/16	887,139	871,801	(15,338)

	Norwegian Krone	Sell	6/15/16	3,727,167	3,520,620	(206,547)

	Swedish Krona	Buy	6/15/16	3,740,524	3,557,883	182,641

Citibank, N.A.
	Australian Dollar	Buy	7/21/16	1,774,293	1,777,234	(2,941)

	British Pound	Buy	6/15/16	284,518	277,036	7,482

	Canadian Dollar	Sell	7/21/16	1,162,120	1,067,760	(94,360)

	Euro	Sell	6/15/16	44,714	3,556	(41,158)

	New Zealand Dollar	Buy	7/21/16	7,443,913	7,305,895	138,018

	Singapore Dollar	Buy	5/18/16	4,972,432	4,837,492	134,940

	Singapore Dollar	Sell	5/18/16	4,972,432	4,741,354	(231,078)

46	Absolute Return 500 Fund

FORWARD CURRENCY CONTRACTS at 4/30/16 (aggregate face value $220,871,660) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Citibank, N.A. cont.
	South Korean Won	Buy	5/18/16	$1,880,317	$1,776,790	$103,527

	South Korean Won	Sell	5/18/16	1,880,317	1,793,123	(87,194)

Credit Suisse International
	Australian Dollar	Buy	7/21/16	1,237,253	1,262,924	(25,671)

	British Pound	Sell	6/15/16	1,807,937	1,766,350	(41,587)

	Canadian Dollar	Sell	7/21/16	684,950	655,677	(29,273)

	Euro	Buy	6/15/16	1,896,809	1,833,588	63,221

	Hong Kong Dollar	Sell	5/18/16	1,720,695	1,703,475	(17,220)

	Japanese Yen	Buy	5/18/16	1,888,189	1,772,347	115,842

	Japanese Yen	Sell	5/18/16	1,888,189	1,850,487	(37,702)

	New Taiwan Dollar	Buy	5/18/16	1,812,453	1,787,061	25,392

	New Taiwan Dollar	Sell	5/18/16	1,812,453	1,752,905	(59,548)

	New Zealand Dollar	Buy	7/21/16	2,121,011	2,082,830	38,181

	Norwegian Krone	Sell	6/15/16	5,000,628	4,822,845	(177,783)

Deutsche Bank AG
	Japanese Yen	Buy	5/18/16	1,872,903	1,782,511	90,392

	Japanese Yen	Sell	5/18/16	1,934,281	1,704,963	(229,318)

Goldman Sachs International
	Australian Dollar	Buy	7/21/16	3,641,655	3,646,956	(5,301)

	British Pound	Sell	6/15/16	1,821,089	1,805,961	(15,128)

	Canadian Dollar	Buy	7/21/16	1,839,976	1,692,246	147,730

	Euro	Sell	6/15/16	978,214	955,369	(22,845)

	Japanese Yen	Buy	5/18/16	3,761,417	3,554,335	207,082

	Japanese Yen	Sell	5/18/16	3,803,762	3,469,240	(334,522)

	New Zealand Dollar	Sell	7/21/16	426,149	463,667	37,518

	Norwegian Krone	Buy	6/15/16	1,480,764	1,473,159	7,605

	South Korean Won	Buy	5/18/16	1,908,991	1,821,063	87,928

	South Korean Won	Sell	5/18/16	1,908,991	1,800,006	(108,985)

	Swedish Krona	Buy	6/15/16	1,261,629	1,275,933	(14,304)

HSBC Bank USA, National Association
	Euro	Buy	6/15/16	927,423	898,189	29,234

	Hong Kong Dollar	Sell	5/18/16	1,745,825	1,735,224	(10,601)

JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	7/21/16	2,479,130	2,503,711	(24,581)

	British Pound	Sell	6/15/16	1,759,860	1,714,817	(45,043)

	Canadian Dollar	Buy	7/21/16	2,725,056	2,631,650	93,406

	Euro	Sell	6/15/16	1,306,694	1,247,141	(59,553)

	Hong Kong Dollar	Sell	5/18/16	1,742,898	1,737,883	(5,015)

	Japanese Yen	Sell	5/18/16	1,938,164	1,785,650	(152,514)

	New Zealand Dollar	Buy	7/21/16	2,730,262	2,708,934	21,328

Absolute Return 500 Fund	47

FORWARD CURRENCY CONTRACTS at 4/30/16 (aggregate face value $220,871,660) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

	JPMorgan Chase Bank N.A. cont.
	Norwegian Krone	Sell	6/15/16	$484,901	$285,752	$(199,149)

	Singapore Dollar	Buy	5/18/16	1,852,174	1,766,858	85,316

	Singapore Dollar	Sell	5/18/16	1,852,174	1,815,831	(36,343)

	South Korean Won	Buy	5/18/16	2,557,012	2,409,577	147,435

	South Korean Won	Sell	5/18/16	2,557,012	2,449,482	(107,530)

	Swedish Krona	Sell	6/15/16	8,429,041	8,268,693	(160,348)

	Royal Bank of Scotland PLC (The)
	Australian Dollar	Buy	7/21/16	4,596,215	4,621,916	(25,701)

	British Pound	Buy	6/15/16	47,054	28,326	18,728

	Canadian Dollar	Sell	7/21/16	2,822,928	2,760,214	(62,714)

	Euro	Buy	6/15/16	1,696,741	1,738,464	(41,723)

	Japanese Yen	Buy	5/18/16	1,936,286	1,706,998	229,288

	Japanese Yen	Sell	5/18/16	1,936,286	1,837,654	(98,632)

	New Zealand Dollar	Sell	7/21/16	6,638,763	6,530,002	(108,761)

	Norwegian Krone	Sell	6/15/16	4,235,772	3,911,333	(324,439)

	Swedish Krona	Buy	6/15/16	4,373,571	4,287,051	86,520

	State Street Bank and Trust Co.
	Australian Dollar	Buy	7/21/16	1,707,826	1,752,611	(44,785)

	Brazilian Real	Sell	7/1/16	791,331	765,411	(25,920)

	Canadian Dollar	Buy	7/21/16	1,934,980	1,926,976	8,004

	Euro	Sell	6/15/16	2,790,754	2,675,425	(115,329)

	New Taiwan Dollar	Buy	5/18/16	1,845,232	1,820,808	24,424

	New Taiwan Dollar	Sell	5/18/16	1,845,232	1,784,205	(61,027)

	Norwegian Krone	Sell	6/15/16	1,314,735	1,223,215	(91,520)

	South Korean Won	Buy	5/18/16	4,419,279	4,195,184	224,095

	South Korean Won	Sell	5/18/16	4,419,279	4,143,608	(275,671)

	UBS AG
	Australian Dollar	Sell	7/21/16	1,156,311	1,158,434	2,123

	British Pound	Buy	6/15/16	1,784,702	1,749,985	34,717

	Canadian Dollar	Sell	7/21/16	8,674,334	8,324,644	(349,690)

	Euro	Buy	6/15/16	3,566,606	3,533,118	33,488

	Japanese Yen	Buy	5/18/16	1,836,028	1,799,623	36,405

	Japanese Yen	Sell	5/18/16	1,836,028	1,756,198	(79,830)

	New Taiwan Dollar	Buy	5/18/16	1,812,450	1,788,310	24,140

	New Taiwan Dollar	Sell	5/18/16	1,812,450	1,760,894	(51,556)

	New Zealand Dollar	Buy	7/21/16	1,828,450	1,795,102	33,348

	WestPac Banking Corp.
	Canadian Dollar	Buy	7/21/16	1,319,529	1,263,286	56,243

	Japanese Yen	Sell	5/18/16	232,640	205,010	(27,630)

	New Zealand Dollar	Buy	7/21/16	499,168	489,970	9,198

	Total					$(1,968,585)

48	Absolute Return 500 Fund

FUTURES CONTRACTS OUTSTANDING at 4/30/16 (Unaudited)

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

DAX Index (Short)	5	$1,443,551	Jun-16	$(15,544)

Euro-CAC 40 Index (Long)	12	601,220	May-16	18,996

FTSE 100 Index (Long)	18	1,633,801	Jun-16	34,934

S&P 500 Index E-Mini (Long)	15	1,544,325	Jun-16	1,358

S&P 500 Index E-Mini (Short)	188	19,355,540	Jun-16	153,936

S&P Mid Cap 400 Index
E-Mini (Long)	282	41,124,060	Jun-16	2,172,058

SPI 200 Index (Long)	10	994,348	Jun-16	57,366

Tokyo Price Index (Short)	21	2,618,092	Jun-16	69,582

U.S. Treasury Bond 30 yr (Long)	58	9,472,125	Jun-16	(100,772)

U.S. Treasury Bond Ultra
30 yr (Short)	59	10,109,281	Jun-16	243,367

U.S. Treasury Note 2 yr (Long)	114	24,923,250	Jun-16	(20,414)

U.S. Treasury Note 5 yr (Short)	223	26,963,836	Jun-16	29,173

U.S. Treasury Note 10 yr (Long)	311	40,449,438	Jun-16	(379,837)

U.S. Treasury Note 10 yr (Short)	14	1,820,875	Jun-16	17,128

U.S. Treasury Note Ultra
10 yr (Short)	15	2,108,438	Jun-16	(9,921)

Total				$2,271,410

WRITTEN SWAP OPTIONS OUTSTANDING at 4/30/16 (premiums $1,435,599) (Unaudited)

Counterparty
Fixed Obligation % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Bank of America N.A.
(1.715)/3 month USD-LIBOR-BBA/Jun-26	Jun-16/1.715	$4,646,700	$44,283

1.715/3 month USD-LIBOR-BBA/Jun-26	Jun-16/1.715	4,646,700	48,744

Barclays Bank PLC
(1.645)/3 month USD-LIBOR-BBA/Jun-26	Jun-16/1.645	4,646,700	31,319

1.645/3 month USD-LIBOR-BBA/Jun-26	Jun-16/1.645	4,646,700	66,494

Citibank, N.A.
2.587/3 month USD-LIBOR-BBA/May-18	May-16/2.587	9,189,700	9

2.387/3 month USD-LIBOR-BBA/May-18	May-16/2.387	9,189,700	9

Credit Suisse International
2.515/3 month USD-LIBOR-BBA/Apr-47	Apr-17/2.515	174,000	7,668

Goldman Sachs International
2.58625/3 month USD-LIBOR-BBA/Jun-18	Jun-16/2.58625	18,379,400	18

(1.215)/3 month USD-LIBOR-BBA/Jul-17	Jul-16/1.215	4,746,800	2,801

(0.901)/3 month USD-LIBOR-BBA/Jul-17	Jul-16/0.901	4,746,800	2,943

(1.65875)/3 month USD-LIBOR-BBA/Jun-26	Jun-16/1.65875	4,646,700	36,662

1.65875/3 month USD-LIBOR-BBA/Jun-26	Jun-16/1.65875	4,646,700	67,331

Absolute Return 500 Fund	49

WRITTEN SWAP OPTIONS OUTSTANDING at 4/30/16 (premiums $1,435,599) (Unaudited) cont.

Counterparty
Fixed Obligation % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

JPMorgan Chase Bank N.A.
1.41/3 month USD-LIBOR-BBA/Jul-17	Jul-16/1.41	$4,746,800	$1,946

1.28/3 month USD-LIBOR-BBA/Jul-17	Jul-16/1.28	4,746,800	3,418

(1.0025)/3 month USD-LIBOR-BBA/Jul-17	Jul-16/1.0025	4,746,800	4,604

(6.00 Floor)/3 month USD-LIBOR-BBA/Mar-18	Mar-18/6.00	5,792,000	600,128

Total			$918,377

WRITTEN OPTIONS OUTSTANDING at 4/30/16 (premiums $279,088) (Unaudited)

	Expiration	Contract
	date/strike price	amount	Value

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Aug-16/$100.80	$2,000,000	$7,100

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Aug-16/100.68	2,000,000	6,480

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Aug-16/100.09	2,000,000	4,220

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Aug-16/99.97	2,000,000	3,840

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Jul-16/101.36	2,000,000	7,000

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Jul-16/100.73	2,000,000	4,080

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Jul-16/101.39	1,000,000	3,590

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Jul-16/100.73	1,000,000	2,040

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Jun-16/100.45	2,000,000	960

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Jun-16/100.20	2,000,000	680

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Jun-16/100.63	1,000,000	610

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Jun-16/100.56	1,000,000	560

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Jun-16/100.44	1,000,000	470

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Jun-16/99.75	2,000,000	360

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Jun-16/100.19	1,000,000	330

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Jun-16/99.50	2,000,000	260

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Jun-16/99.95	1,000,000	240

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Jun-16/99.91	1,000,000	230

50	Absolute Return 500 Fund

WRITTEN OPTIONS OUTSTANDING at 4/30/16 (premiums $279,088) (Unaudited) cont.

	Expiration	Contract
	date/strike price	amount	Value

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Jun-16/$99.77	$1,000,000	$180

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Jun-16/99.53	1,000,000	130

SPDR S&P 500 ETF Trust (Call)	May-16/213.50	177,978	73,547

SPDR S&P 500 ETF Trust (Call)	May-16/215.00	132,806	13,471

SPDR S&P 500 ETF Trust (Call)	May-16/211.00	134,186	13,023

Total			$143,401

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 4/30/16 (Unaudited)

Counterparty
Fixed right or obligation % to receive			Premium	Unrealized
or (pay)/	Expiration	Contract	receivable/	appreciation/
Floating rate index/Maturity date	date/strike	amount	(payable)	(depreciation)

JPMorgan Chase Bank N.A.
2.117/3 month USD-LIBOR-BBA/
Feb-27 (Purchased)	Feb-17/2.117	$729,475	$(17,874)	$12,729

2.035/3 month USD-LIBOR-BBA/
Feb-27 (Purchased)	Feb-17/2.035	729,475	(18,535)	8,630

1.00/3 month USD-LIBOR-BBA/
Apr-27 (Purchased)	Apr-17/1.00	1,543,800	(10,208)	(849)

1.00/3 month USD-LIBOR-BBA/
Apr-27 (Purchased)	Apr-17/1.00	3,087,500	(21,690)	(2,871)

(3.035)/3 month USD-LIBOR-BBA/
Feb-27 (Purchased)	Feb-17/3.035	729,475	(19,410)	(17,865)

(3.117)/3 month USD-LIBOR-BBA/
Feb-27 (Purchased)	Feb-17/3.117	729,475	(20,425)	(19,185)

2.655/3 month USD-LIBOR-BBA/
Feb-19 (Written)	Feb-17/2.655	3,195,100	21,168	20,928

2.56/3 month USD-LIBOR-BBA/
Feb-19 (Written)	Feb-17/2.56	3,195,100	20,425	20,097

(1.00)/3 month USD-LIBOR-BBA/
Apr-19 (Written)	Apr-17/1.00	3,087,500	9,454	(2,655)

(1.00)/3 month USD-LIBOR-BBA/
Apr-19 (Written)	Apr-17/1.00	6,175,100	19,760	(4,570)

(1.56)/3 month USD-LIBOR-BBA/
Feb-19 (Written)	Feb-17/1.56	3,195,100	18,395	(14,921)

(1.655)/3 month USD-LIBOR-BBA/
Feb-19 (Written)	Feb-17/1.655	3,195,100	18,212	(19,873)

Total			$(728)	$(20,405)

Absolute Return 500 Fund	51

TBA SALE COMMITMENTS OUTSTANDING at 4/30/16 (proceeds receivable $8,501,563) (Unaudited)

	Principal	Settlement
Agency	amount	date	Value

Federal Home Loan Mortgage Corporation, 4 1/2s,
May 1, 2046	$2,000,000	5/12/16	$2,175,156

Federal National Mortgage Association, 4s, May 1, 2046	3,000,000	5/12/16	3,205,313

Federal National Mortgage Association, 3 1/2s,
May 1, 2046	3,000,000	5/12/16	3,144,609

Total			$8,525,078

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/16 (Unaudited)

	Upfront		Payments	Payments	Unrealized
	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

$17,664,700	$(22,324)	4/7/18	3 month USD-	1.149%	$66,888
			LIBOR-BBA

4,767,700	61,917	3/30/26	1.91%	3 month USD-	(40,283)
				LIBOR-BBA

11,286,000 E	(83,110)	6/15/26	1.60%	3 month USD-	47,265
				LIBOR-BBA

174,275,800 E	653,768	6/15/18	3 month USD-	0.85%	320,378
			LIBOR-BBA

11,407,000 E	(10,518)	6/15/21	3 month USD-	1.15%	(82,907)
			LIBOR-BBA

502,600	(7)	3/16/26	3 month USD-	1.79701%	5,709
			LIBOR-BBA

149,399,600 E	335,834	6/15/18	1.20%	3 month USD-	(415,945)
				LIBOR-BBA

11,336,700 E	26,824	6/15/26	1.85%	3 month USD-	(109,488)
				LIBOR-BBA

241,237,500 E	(1,705,743)	6/15/26	3 month USD-	1.90%	2,332,332
			LIBOR-BBA

10,747,900 E	75,705	6/15/26	1.90%	3 month USD-	(104,204)
				LIBOR-BBA

9,516,000 E	7,278	6/15/21	3 month USD-	1.45%	86,432
			LIBOR-BBA

33,820,400 E	9,242	6/15/21	1.45%	3 month USD-	(272,077)
				LIBOR-BBA

1,311,100	(17)	3/17/26	1.787%	3 month USD-	(13,613)
				LIBOR-BBA

502,600	(7)	3/16/26	3 month USD-	1.79882%	5,795
			LIBOR-BBA

502,600	(7)	3/16/26	3 month USD-	1.8005%	5,875
			LIBOR-BBA

502,600	(7)	3/16/26	3 month USD-	1.80312%	6,000
			LIBOR-BBA

502,600	(7)	3/16/26	3 month USD-	1.80242%	5,966
			LIBOR-BBA

23,297,800 E	49,217	6/15/21	3 month USD-	1.40%	186,068
			LIBOR-BBA

52	Absolute Return 500 Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/16 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

	$15,353,000 E	$(104,673)	6/15/46	3 month USD-	2.25%	$47,628
				LIBOR-BBA

	85,800	(3)	4/5/46	2.2375%	3 month USD-	(891)
					LIBOR-BBA

	715,200	15,982	4/5/46	2.27%	3 month USD-	3,110
					LIBOR-BBA

	715,200	(9,374)	4/5/46	3 month USD-	2.19%	(9,962)
				LIBOR-BBA

	4,000,000	(53)	3/18/26	1.78722%	3 month USD-	(41,456)
					LIBOR-BBA

	4,000,000	(53)	3/18/26	1.79757%	3 month USD-	(45,377)
					LIBOR-BBA

	1,231,300	(16)	3/21/26	1.7325%	3 month USD-	(6,222)
					LIBOR-BBA

	1,231,300	(16)	3/21/26	1.73%	3 month USD-	(5,930)
					LIBOR-BBA

	5,450,000 E	(80,022)	6/15/26	1.605%	3 month USD-	(19,636)
					LIBOR-BBA

	21,790,000 E	32,136	6/15/21	1.4003%	3 month USD-	(96,185)
					LIBOR-BBA

	286,100	(4)	3/30/26	1.73%	3 month USD-	(1,265)
					LIBOR-BBA

	1,284,800	(12)	4/14/21	1.152%	3 month USD-	5,494
					LIBOR-BBA

	2,752,000 E	47,811	6/15/26	3 month USD-	1.6005%	16,152
				LIBOR-BBA

	11,856,000	(44)	4/18/18	0.879%	3 month USD-	5,731
					LIBOR-BBA

	8,291,000	(109)	4/18/26	1.634%	3 month USD-	46,482
					LIBOR-BBA

	4,743,900	(34)	4/21/26	3 month USD-	1.595%	(44,699)
				LIBOR-BBA

	30,363,000	(114)	4/27/18	0.9625%	3 month USD-	(31,798)
					LIBOR-BBA

	4,968,000	(66)	4/27/26	3 month USD-	1.7655%	31,838
				LIBOR-BBA

	1,798,000	(61)	4/27/46	2.257%	3 month USD-	(25,054)
					LIBOR-BBA

	2,530,000 E	(33)	5/3/26	3 month USD-	1.695%	(1,574)
				LIBOR-BBA

AUD	93,027,000 E	(74,243)	6/15/18	3 month AUD-BBR-	1.93%	(161,103)
				BBSW

AUD	49,000 E	(187)	6/15/26	3 month AUD-BBR-	2.55%	(511)
				BBSW

AUD	32,521,000 E	78,301	6/15/21	2.25%	3 month AUD-	188,610
					BBR-BBSW

Absolute Return 500 Fund	53

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/16 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

AUD	17,458,000 E	$(13,715)	6/15/21	3 month AUD-BBR-	2.50%	$84,686
				BBSW

AUD	11,210,000 E	(1,273)	6/15/18	2.20%	3 month AUD-	(35,870)
					BBR-BBSW

AUD	3,721,000 E	4,934	6/15/26	2.80%	3 month AUD-	(33,861)
					BBR-BBSW

AUD	39,716,000 E	31,346	6/15/18	2.2001%	3 month AUD-	(91,258)
					BBR-BBSW

AUD	7,159,000 E	40,561	6/15/26	2.8005%	3 month AUD-	(34,324)
					BBR-BBSW

CAD	148,189,000 E	22,168	6/15/18	3 month CAD-BA-	0.75%	(674,428)
				CDOR

CAD	26,327,000 E	12,422	6/15/21	0.90%	3 month CAD-	318,665
					BA-CDOR

CAD	12,103,000 E	(162,712)	6/15/26	1.40%	3 month CAD-	120,575
					BA-CDOR

CAD	19,346,724 E	(2,335)	6/15/18	0.90%	3 month CAD-	42,705
					BA-CDOR

CAD	21,236,000	(60)	3/11/18	0.89%	3 month CAD-	43,011
					BA-CDOR

CAD	18,235,000 E	91,468	6/15/21	3 month CAD-BA-	0.9003%	(120,443)
				CDOR

CAD	9,623,000 E	(2,337)	6/15/18	0.8501%	3 month CAD-	27,666
					BA-CDOR

CHF	8,190,000 E	(24,685)	6/15/26	6 month CHF-	0.15%	46,458
				LIBOR-BBA

CHF	26,836,000 E	(22,912)	6/15/18	0.90%	6 month CHF-	(141,580)
					LIBOR-BBA

CHF	27,230,000 E	(85,870)	6/15/21	6 month CHF-	0.65%	97,243
				LIBOR-BBA

CHF	5,594,000 E	(22)	6/15/18	6 month CHF-	0.7425%	6,130
				LIBOR-BBA

CHF	27,307,000 E	44,988	6/15/18	6 month CHF-	0.6503%	21,932
				LIBOR-BBA

CHF	5,558,000 E	(13)	6/15/18	6 month CHF-	0.748%	6,748
				LIBOR-BBA

CHF	1,950,000 E	(4,761)	6/15/26	6 month CHF-	0.1505%	12,283
				LIBOR-BBA

EUR	40,176,000 E	(121,975)	6/15/21	0.00%	6 month EUR-	96,036
					EURIBOR-
					REUTERS

EUR	18,814,000 E	274,952	6/15/26	6 month EUR-	0.50%	(119,866)
				EURIBOR-REUTERS

EUR	12,891,000 E	(181,602)	6/15/26	0.5005%	6 month EUR-	88,182
					EURIBOR-
					REUTERS

GBP	51,342,000 E	(102,026)	6/15/18	0.75%	6 month GBP-	109,301
					LIBOR-BBA

54	Absolute Return 500 Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/16 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

GBP	16,404,000 E	$(124,856)	6/15/21	0.975%	6 month GBP-	$88,658
					LIBOR-BBA

GBP	1,976,000 E	56,464	6/15/26	6 month GBP-	1.40%	8,022
				LIBOR-BBA

GBP	22,410,000 E	(11,130)	6/15/18	6 month GBP-	0.90%	(5,793)
				LIBOR-BBA

GBP	13,255,000 E	23,634	6/15/18	6 month GBP-	0.7501%	(30,886)
				LIBOR-BBA

GBP	49,000 E	403	6/15/26	6 month GBP-	1.4005%	(795)
				LIBOR-BBA

NOK	341,691,000 E	(14,686)	6/15/18	6 month NOK-	0.80%	(163,298)
				NIBOR-NIBR

NOK	68,292,000 E	50,020	6/15/26	6 month NOK-	1.55%	(80,341)
				NIBOR-NIBR

NOK	32,994,000 E	(9,075)	6/15/21	1.05%	6 month NOK-	27,260
					NIBOR-NIBR

NOK	16,406,000	(25)	3/10/26	1.56%	6 month NOK-	23,086
					NIBOR-NIBR

NOK	19,861,000	(31)	3/17/26	1.60%	6 month NOK-	18,932
					NIBOR-NIBR

NOK	81,420,000 E	(57,934)	6/15/18	0.70%	6 month NOK-	(2,612)
					NIBOR-NIBR

NOK	16,127,000 E	15,817	6/15/26	1.5505%	6 month NOK-	46,509
					NIBOR-NIBR

NZD	10,962,000 E	13,236	6/15/26	3.10%	3 month NZD-	(46,887)
					BBR-FRA

NZD	15,703,000 E	3,514	6/15/18	3 month NZD-	2.40%	30,662
				BBR-FRA

NZD	48,625,000 E	(39,225)	6/15/21	2.70%	3 month NZD-	(282,834)
					BBR-FRA

NZD	3,154,000 E	(13,389)	6/15/21	3 month NZD-	2.7003%	2,443
				BBR-FRA

NZD	15,567,000 E	24,000	6/15/18	2.4001%	3 month NZD-	(2,935)
					BBR-FRA

SEK	99,011,000 E	7,015	6/15/21	0.35%	3 month SEK-	53,337
					STIBOR-SIDE

SEK	60,719,000 E	13,220	6/15/26	3 month SEK-	1.20%	(44,653)
				STIBOR-SIDE

SEK	38,369,000 E	(2,506)	6/15/21	3 month SEK-	0.3503%	(20,385)
				STIBOR-SIDE

SEK	18,870,000 E	(2,343)	6/15/26	1.2005%	3 month SEK-	15,530
					STIBOR-SIDE

Total		$(968,185)				$1,386,584

E Extended effective date.

Absolute Return 500 Fund	55

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/16 (Unaudited)

		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Bank of America N.A.
baskets	1,668,748	$—	4/18/17	(3 month USD-	A basket	$(3,494,938)
				LIBOR-BBA plus	(MLTRFCF8) of
				0.10%)	common stocks

units	41,383	—	4/18/17	3 month USD-	Russell 1000 Total	1,455,000
				LIBOR-BBA minus	Return Index
				0.07%

Barclays Bank PLC
	$277,863	—	1/12/42	4.00% (1 month	Synthetic TRS Index	1,790
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	2,181,675	—	1/12/41	4.00% (1 month	Synthetic TRS Index	14,740
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	368,008	—	1/12/40	4.00% (1 month	Synthetic MBX Index	341
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	216,118	—	1/12/39	6.00% (1 month	Synthetic TRS Index	1,112
				USD-LIBOR)	6.00% 30 year Fannie
					Mae pools

	907,639	—	1/12/40	4.00% (1 month	Synthetic MBX Index	841
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	106,160	—	1/12/40	4.00% (1 month	Synthetic TRS Index	635
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	27,721	—	1/12/38	6.50% (1 month	Synthetic TRS Index	128
				USD-LIBOR)	6.50% 30 year Fannie
					Mae pools

	2,153,354	—	1/12/40	4.00% (1 month	Synthetic MBX Index	1,996
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	2,466,093	—	1/12/40	4.50% (1 month	Synthetic MBX Index	5,619
				USD-LIBOR)	4.50% 30 year Fannie
					Mae pools

	2,154,090	—	1/12/40	4.50% (1 month	Synthetic MBX Index	4,908
				USD-LIBOR)	4.50% 30 year Fannie
					Mae pools

	460,097	—	1/12/40	4.50% (1 month	Synthetic MBX Index	1,048
				USD-LIBOR)	4.50% 30 year Fannie
					Mae pools

	918,231	—	1/12/39	(6.00%) 1 month	Synthetic MBX Index	(1,804)
				USD-LIBOR	6.00% 30 year Fannie
					Mae pools

	600,513	—	1/12/41	5.00% (1 month	Synthetic TRS Index	2,777
				USD-LIBOR)	5.00% 30 year Ginnie
					Mae II pools

56	Absolute Return 500 Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/16 (Unaudited) cont.

		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
	$380,903	$—	1/12/41	5.00% (1 month	Synthetic TRS Index	$1,762
				USD-LIBOR)	5.00% 30 year Ginnie
					Mae II pools

	459,291	—	1/12/38	6.50% (1 month	Synthetic TRS Index	2,121
				USD-LIBOR)	6.50% 30 year Fannie
					Mae pools

	563,231	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	(2,868)
				USD-LIBOR	5.00% 30 year Fannie
					Mae pools

	340,238	—	1/12/43	(3.50%) 1 month	Synthetic TRS Index	(1,837)
				USD-LIBOR	3.50% 30 year Fannie
					Mae pools

	3,289,530	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(989)
				USD-LIBOR	5.50% 30 year Fannie
					Mae pools

	2,556,059	—	1/12/40	5.00% (1 month	Synthetic MBX Index	5,690
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	13,694,643	—	1/12/41	5.00% (1 month	Synthetic MBX Index	4,804
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	14,562,610	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(46,027)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

Citibank, N.A.
	706,652	—	1/12/41	5.00% (1 month	Synthetic MBX Index	248
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	345,487	—	1/12/41	5.00% (1 month	Synthetic MBX Index	121
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

baskets	393,706	—	11/10/16	3 month USD-	A basket	(289,809)
				LIBOR-BBA minus	(CGPUTS46) of
				0.55%	common stocks

baskets	861	—	12/16/16	(3 month USD-	A basket	1,482,491
				LIBOR-BBA plus	(CGPUTQL2) of
				0.42%)	common stocks

units	31,135	—	10/17/16	3 month USD-	MSCI Emerging	43,393
				LIBOR-BBA minus	Markets TR Net USD
				0.30%

units	19,173	—	11/23/16	3 month USD-	Russell 1000 Total	(9,056,787)
				LIBOR-BBA plus	Return Index
				0.02%

units	43,989	—	3/17/17	3 month USD-	MSCI Emerging	(967,102)
				LIBOR-BBA minus	Markets TR Net USD
				0.14%

Absolute Return 500 Fund	57

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/16 (Unaudited) cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Credit Suisse International
$580,651	$—	1/12/41	5.00% (1 month	Synthetic MBX Index	$204
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

934,920	—	1/12/41	5.00% (1 month	Synthetic TRS Index	4,324
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

983,622	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	(5,009)
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

789,394	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	(4,020)
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

1,951,799	—	1/12/41	5.00% (1 month	Synthetic MBX Index	9,027
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

189,529	—	1/12/41	4.00% (1 month	Synthetic TRS Index	1,280
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,725,426	—	1/12/44	3.50% (1 month	Synthetic TRS Index	10,123
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

573,139	—	1/12/44	3.50% (1 month	Synthetic TRS Index	3,363
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

283,940	—	1/12/44	3.50% (1 month	Synthetic TRS Index	1,666
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

1,210,921	—	1/12/43	3.50% (1 month	Synthetic TRS Index	6,537
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

1,180,789	—	1/12/43	3.50% (1 month	Synthetic TRS Index	6,375
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

5,650	—	1/12/43	3.50% (1 month	Synthetic TRS Index	31
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

2,816,108	—	1/12/45	4.00% (1 month	Synthetic TRS Index	19,033
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,497,977	—	1/12/45	4.00% (1 month	Synthetic TRS Index	10,124
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,478,216	—	1/12/45	3.50% (1 month	Synthetic TRS Index	9,142
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

1,864,399	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	(12,596)
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

58	Absolute Return 500 Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/16 (Unaudited) cont.

		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Deutsche Bank AG
	$659,947	$—	1/12/34	(5.00%) 1 month	Synthetic TRS Index	$(3,256)
				USD-LIBOR	5.00% 30 year Fannie
					Mae pools

units	326,249	—	8/8/16	(3 month USD-	DB Custom PT Long	2,150,857
				LIBOR-BBA plus	12 PR Index
				0.31%)

units	326,407	—	8/8/16	3 month USD-	DB Custom PT Short	(4,337,741)
				LIBOR-BBA minus	12 PR Index
				0.45%

Goldman Sachs International
	$704,091	—	1/12/38	6.50% (1 month	Synthetic TRS Index	3,251
				USD-LIBOR)	6.50% 30 year Fannie
					Mae pools

	543,224	—	1/12/38	6.50% (1 month	Synthetic TRS Index	2,509
				USD-LIBOR)	6.50% 30 year Fannie
					Mae pools

	1,734,830	—	1/12/39	6.00% (1 month	Synthetic TRS Index	8,925
				USD-LIBOR)	6.00% 30 year Fannie
					Mae pools

	956,442	—	1/12/38	6.50% (1 month	Synthetic TRS Index	4,417
				USD-LIBOR)	6.50% 30 year Fannie
					Mae pools

	767,039	—	1/12/41	5.00% (1 month	Synthetic MBX Index	269
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	689,182	—	1/12/42	4.00% (1 month	Synthetic TRS Index	4,440
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	689,182	—	1/12/42	4.00% (1 month	Synthetic TRS Index	4,440
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	796,787	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(2,518)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

	299,305	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(946)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

	659,947	—	1/12/34	5.00% (1 month	Synthetic TRS Index	3,256
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	1,723	—	1/12/40	4.00% (1 month	Synthetic TRS Index	10
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	672,810	—	1/12/39	6.00% (1 month	Synthetic TRS Index	3,461
				USD-LIBOR)	6.00% 30 year Fannie
					Mae pools

Absolute Return 500 Fund	59

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/16 (Unaudited) cont.

		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
$1,091,463		$—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	$(3,450)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

51,198		—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(162)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

136,509		—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(431)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

28,602		—	1/12/38	6.50% (1 month	Synthetic TRS Index	132
				USD-LIBOR)	6.50% 30 year Fannie
					Mae pools

771,657		—	1/12/38	6.50% (1 month	Synthetic TRS Index	3,563
				USD-LIBOR)	6.50% 30 year Fannie
					Mae pools

1,653,793		—	1/12/42	4.00% (1 month	Synthetic TRS Index	10,655
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

1,068,455		—	1/12/42	4.00% (1 month	Synthetic TRS Index	6,884
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

1,257,060		—	1/12/39	6.00% (1 month	Synthetic TRS Index	6,467
				USD-LIBOR)	6.00% 30 year Fannie
					Mae pools

719,405		—	1/12/41	4.50% (1 month	Synthetic TRS Index	4,263
				USD-LIBOR)	4.50% 30 year Fannie
					Mae pools

48,589		—	1/12/41	4.00% (1 month	Synthetic TRS Index	328
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

1,287,883		—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	(6,559)
				USD-LIBOR	5.00% 30 year Fannie
					Mae pools

1,158,296		—	1/12/44	3.50% (1 month	Synthetic TRS Index	6,796
				USD-LIBOR)	3.50% 30 year Fannie
					Mae pools

1,486,875		—	1/12/45	4.00% (1 month	Synthetic TRS Index	10,049
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

1,542,371		—	1/12/43	(3.50%) 1 month	Synthetic TRS Index	(8,327)
				USD-LIBOR	3.50% 30 year Fannie
					Mae pools

baskets	1,523,335	—	12/15/20	(1 month USD-	A basket	231,920
				LIBOR-BBA plus	(GSCBPUR1) of
				0.30%)	common stocks

60	Absolute Return 500 Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/16 (Unaudited) cont.

		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
units	638,395	$—	12/15/20	(0.45%)	Goldman Sachs	$269,291
					Volatility Carry US
					Scaled 3x Excess
					Return Strategy

units	10,339	—	12/12/16	1 month USD-	MSCI Emerging	27,159
				LIBOR-BBA minus	Markets TR Net USD
				0.17%

JPMorgan Chase Bank N.A.
	$631,013	—	1/12/41	4.00% (1 month	Synthetic TRS Index	4,263
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	2,272,739	—	1/12/41	4.00% (1 month	Synthetic TRS Index	15,355
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	1,379,797	—	1/12/41	4.00% (1 month	Synthetic TRS Index	9,322
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	1,288,173	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	(6,560)
				USD-LIBOR	5.00% 30 year Fannie
					Mae pools

baskets	1,461,175	—	3/24/17	3 month USD-	A basket	(3,956,779)
				LIBOR-BBA minus	(JPCMPTSH) of
				0.44%	common stocks

UBS AG
units	202,766	—	8/19/16	1 month USD-	MSCI Emerging	1,073,968
				LIBOR-BBA minus	Markets TR Net USD
				0.25%

Total		$—				$(15,231,471)

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 4/30/16 (Unaudited)

		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Bank of America N.A.
CMBX NA BBB–	BBB–/P	$4,580	$67,000	5/11/63	300 bp	$727
Index

CMBX NA BBB–	BBB–/P	8,798	146,000	5/11/63	300 bp	403
Index

CMBX NA BBB–	BBB–/P	18,088	293,000	5/11/63	300 bp	1,241
Index

CMBX NA BBB–	BBB–/P	17,271	303,000	5/11/63	300 bp	(152)
Index

Absolute Return 500 Fund	61

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 4/30/16 (Unaudited) cont.

		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Barclays Bank PLC
CMBX NA BBB–	BBB–/P	$26,163	$236,000	5/11/63	300 bp	$12,593
Index

CMBX NA BBB–	BBB–/P	7,830	1,393,000	1/17/47	300 bp	(106,117)
Index

Credit Suisse International
CMBX NA BB Index	—	(57,682)	3,268,000	5/11/63	(500 bp)	239,924

CMBX NA BBB–	BBB–/P	190,403	5,551,000	1/17/47	300 bp	(263,669)
Index

CMBX NA BBB–	BBB–/P	794,907	22,334,000	1/17/47	300 bp	(1,032,014)
Index

CMBX NA BBB–	BBB–/P	1,833,487	24,543,000	1/17/47	300 bp	(174,054)
Index

Goldman Sachs International
CMBX NA BBB–	BBB–/P	1,445	338,000	1/17/47	300 bp	(26,204)
Index

CMBX NA BBB–	BBB–/P	1,205	338,000	1/17/47	300 bp	(26,443)
Index

CMBX NA BBB–	BBB–/P	1,205	338,000	1/17/47	300 bp	(26,443)
Index

CMBX NA BBB–	BBB–/P	1,570	440,000	1/17/47	300 bp	(34,422)
Index

CMBX NA BBB–	BBB–/P	1,577	442,000	1/17/47	300 bp	(34,579)
Index

CMBX NA BBB–	BBB–/P	3,573	459,000	1/17/47	300 bp	(33,973)
Index

CMBX NA BBB–	BBB–/P	4,720	474,000	1/17/47	300 bp	(34,053)
Index

CMBX NA BBB–	BBB–/P	3,040	775,000	1/17/47	300 bp	(60,355)
Index

CMBX NA BBB–	BBB–/P	31,577	1,171,000	1/17/47	300 bp	(64,211)
Index

CMBX NA BBB–	BBB–/P	1,985	1,838,000	1/17/47	300 bp	(148,363)
Index

CMBX NA BBB–	BBB–/P	24,994	2,949,000	1/17/47	300 bp	(216,235)
Index

CMBX NA BB Index	—	(10,683)	1,249,000	5/11/63	(500 bp)	103,059

CMBX NA BB Index	—	(2,004)	189,000	5/11/63	(500 bp)	15,207

CMBX NA BB Index	—	(1,239)	129,000	5/11/63	(500 bp)	10,509

CMBX NA BB Index	—	2,216	98,000	5/11/63	(500 bp)	11,140

CMBX NA BB Index	—	687	67,000	5/11/63	(500 bp)	6,788

CMBX NA BB Index	—	1,060	63,000	5/11/63	(500 bp)	6,798

CMBX NA BB Index	—	70	58,000	5/11/63	(500 bp)	5,352

CMBX NA BB Index	—	(325)	163,000	1/17/47	(500 bp)	22,881

62	Absolute Return 500 Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 4/30/16 (Unaudited) cont.

		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Goldman Sachs International cont.
CMBX NA BBB–	—	$(768)	$9,000	5/11/63	(300 bp)	$(250)
Index

CMBX NA BBB–	BBB–/P	6,998	332,000	1/17/47	300 bp	(20,159)
Index

CMBX NA BBB–	BBB–/P	14,543	337,000	1/17/47	300 bp	(13,024)
Index

CMBX NA BBB–	BBB–/P	13,566	337,000	1/17/47	300 bp	(14,001)
Index

CMBX NA BBB–	BBB–/P	13,566	337,000	1/17/47	300 bp	(14,001)
Index

CMBX NA BBB–	BBB–/P	14,258	343,000	1/17/47	300 bp	(13,799)
Index

CMBX NA BBB–	BBB–/P	14,817	489,000	1/17/47	300 bp	(25,183)
Index

CMBX NA BBB–	BBB–/P	94,737	683,000	1/17/47	300 bp	38,868
Index

CMBX NA BBB–	BBB–/P	147,657	1,112,000	1/17/47	300 bp	56,695
Index

CMBX NA BBB–	BBB–/P	67,881	1,643,000	1/17/47	300 bp	(66,516)
Index

CMBX NA BBB–	BBB–/P	13,066	1,697,000	1/17/47	300 bp	(125,749)
Index

CMBX NA BBB–	BBB–/P	17,722	2,301,000	1/17/47	300 bp	(170,500)
Index

JPMorgan Securities LLC
CMBX NA BBB–	—	(3,562)	662,000	5/11/63	(300 bp)	34,503
Index

CMBX NA BBB–	—	(21,223)	333,000	5/11/63	(300 bp)	(2,076)
Index

CMBX NA BBB–	—	(1,054)	41,000	5/11/63	(300 bp)	1,304
Index

Total		$3,302,722				$(2,178,553)

*Payments related to the referenced debt are made upon a credit default event.

**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at April 30, 2016. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.”

Absolute Return 500 Fund	63

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING at 4/30/16 (Unaudited)

		Upfront			Payments
		premium		Termi-	received	Unrealized
		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

NA HY Series 26	—	$3,180,127	$128,944,000	6/20/21	(500 bp)	$(912,609)
Index

Total		$3,180,127				$(912,609)

*Payments related to the referenced debt are made upon a credit default event.

**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at April 30, 2016. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.”

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Basic materials	$5,967,719	$5,122,178	$—

Capital goods	17,101,843	160,304	—

Communication services	19,266,030	6,333,380	—

Consumer cyclicals	31,849,795	5,289,986	—

Consumer staples	25,852,809	4,126,760	—

Energy	13,033,879	2,888,251	—

Financials	34,798,134	24,458,853	—

Health care	25,637,312	1,602,098	—

Technology	31,073,395	10,430,444	—

Transportation	4,033,496	4,457,272	—

Utilities and power	7,828,939	4,270,812	—

Total common stocks	216,443,351	69,140,338	—

64	Absolute Return 500 Fund

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Asset-backed securities	$—	$—	$4,771,000

Commodity linked notes	—	62,058,673	—

Corporate bonds and notes	—	62,212,482	—

Foreign government and agency bonds and notes	—	13,142,224	—

Investment companies	57,218,264	—	—

Mortgage-backed securities	—	108,418,022	17,403,429

Purchased options outstanding	—	3,157,317	—

Purchased swap options outstanding	—	274,876	—

Senior loans	—	67,472,171	—

U.S. government and agency mortgage obligations	—	152,067,742	—

Warrants	—	11,600,329	—

Short-term investments	395,886,790	93,684,844	—

Totals by level	$669,548,405	$643,229,018	$22,174,429

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(1,968,585)	$—

Futures contracts	2,271,410	—	—

Written options outstanding	—	(143,401)	—

Written swap options outstanding	—	(918,377)	—

Forward premium swap option contracts	—	(20,405)	—

TBA sale commitments	—	(8,525,078)	—

Interest rate swap contracts	—	2,354,769	—

Total return swap contracts	—	(15,231,471)	—

Credit default contracts	—	(9,574,011)	—

Totals by level	$2,271,410	$(34,026,559)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers between Level 1 and Level 2 within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

Absolute Return 500 Fund	65

The following is a reconciliation of Level 3 assets as of the close of the reporting period:

				Change in net
				unrealized			Total	Total
	Balance	Accrued	Realized	appreciation/			transfers	transfers	Balance
Investments	as of	discounts/	gain/	(deprecia-	Cost of	Proceeds	into	out of	as of
in securities:	10/31/15	premiums	(loss)	tion) #	purchases	from sales	Level 3†	Level 3†	4/30/16

Asset-
backed
securities	$4,811,000	$—	$—	$—	$1,873,000	$(1,913,000)	$—	$—	$4,771,000

Mortgage-
backed
securities	$9,382,700	(835,453)	2,880	252,884	5,676,671	(229,061)	3,415,425	(262,617)	$17,403,429

Totals	$14,193,700	$(835,453)	$2,880	$252,884	$7,549,671	$(2,142,061)	$3,415,425	$(262,617)	$22,174,429

† Transfers during the reporting period are accounted for using the end of period market value and did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

# Includes $283,261 related to Level 3 securities still held at period end. Total change in unrealized appreciation/(depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

The accompanying notes are an integral part of these financial statements.

66	Absolute Return 500 Fund

Statement of assets and liabilities 4/30/16 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $930,417,787)	$939,195,062
Affiliated issuers (identified cost $395,756,790) (Notes 1 and 5)	395,756,790

Cash	916,687

Foreign currency (cost $27,879) (Note 1)	27,879

Dividends, interest and other receivables	3,983,166

Receivable for shares of the fund sold	6,517,157

Receivable for investments sold	31,787,975

Receivable for sales of delayed delivery securities (Note 1)	8,511,187

Receivable for variation margin (Note 1)	1,143,586

Unrealized appreciation on forward premium swap option contracts (Note 1)	62,384

Unrealized appreciation on forward currency contracts (Note 1)	3,167,128

Unrealized appreciation on OTC swap contracts (Note 1)	7,547,036

Premium paid on OTC swap contracts (Note 1)	98,540

Prepaid assets	69,494

Total assets	1,398,784,071

LIABILITIES

Payable for investments purchased	33,785,739

Payable for purchases of delayed delivery securities (Note 1)	151,967,585

Payable for shares of the fund repurchased	3,117,590

Payable for compensation of Manager (Note 2)	477,987

Payable for custodian fees (Note 2)	100,352

Payable for investor servicing fees (Note 2)	244,259

Payable for Trustee compensation and expenses (Note 2)	104,359

Payable for administrative services (Note 2)	4,257

Payable for distribution fees (Note 2)	278,713

Payable for variation margin (Note 1)	954,000

Unrealized depreciation on OTC swap contracts (Note 1)	24,957,060

Premium received on OTC swap contracts (Note 1)	3,401,262

Unrealized depreciation on forward currency contracts (Note 1)	5,135,713

Unrealized depreciation on forward premium swap option contracts (Note 1)	82,789

Written options outstanding, at value (premiums $1,714,687) (Notes 1 and 3)	1,061,778

TBA sale commitments, at value (proceeds receivable $8,501,563 ) (Note 1)	8,525,078

Collateral on certain derivative contracts, at value (Note 1)	130,000

Other accrued expenses	197,194

Total liabilities	234,525,715

Net assets	$1,164,258,356

(Continued on next page)

Absolute Return 500 Fund	67

Statement of assets and liabilities (Continued)

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,205,008,890

Distributions in excess of net investment income (Note 1)	(7,503,938)

Accumulated net investment loss on investments and foreign currency transactions (Note 1)	(25,989,408)

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(7,257,188)

Total — Representing net assets applicable to capital shares outstanding	$1,164,258,356

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($366,757,195 divided by 34,725,859 shares)	$10.56

Offering price per class A share (100/94.25 of $10.56)*	$11.20

Net asset value and offering price per class B share ($31,225,533 divided by 2,988,263 shares)**	$10.45

Net asset value and offering price per class C share ($207,051,177 divided by 19,880,047 shares)**	$10.42

Net asset value and redemption price per class M share ($9,706,919 divided by 927,288 shares)	$10.47

Offering price per class M share (100/96.50 of $10.47)*	$10.85

Net asset value, offering price and redemption price per class R share
($1,186,467 divided by 109,842 shares)	$10.80

Net asset value, offering price and redemption price per class R6 share
($6,629,889 divided by 624,251 shares)	$10.62

Net asset value, offering price and redemption price per class Y share
($541,701,176 divided by 51,124,239 shares)	$10.60

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

68	Absolute Return 500 Fund

Statement of operations Six months ended 4/30/16 (Unaudited)

INVESTMENT INCOME

Interest (including interest income of $642,906 from investments in affiliated issuers) (Note 5)	$8,814,194

Dividends (net of foreign tax of $136,564)	5,226,265

Total investment income	14,040,459

EXPENSES

Compensation of Manager (Note 2)	3,582,490

Investor servicing fees (Note 2)	765,724

Custodian fees (Note 2)	120,584

Trustee compensation and expenses (Note 2)	39,732

Distribution fees (Note 2)	1,716,761

Administrative services (Note 2)	19,490

Other	316,699

Fees waived and reimbursed by Manager (Note 2)	(226,289)

Total expenses	6,335,191

Expense reduction (Note 2)	(15,528)

Net expenses	6,319,663

Net investment income	7,720,796

Net realized loss on investments (Notes 1 and 3)	(32,724,995)

Net increase from payments by affiliates (Note 2)	1,878

Net realized gain on swap contracts (Note 1)	10,057,492

Net realized loss on futures contracts (Note 1)	(5,760,112)

Net realized loss on foreign currency transactions (Note 1)	(1,832,070)

Net realized gain on written options (Notes 1 and 3)	416,373

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(2,296,819)

Net unrealized depreciation of investments, futures contracts, swap contracts, written options,
and TBA sale commitments during the period	(13,478,681)

Net loss on investments	(45,616,934)

Net decrease in net assets resulting from operations	$(37,896,138)

The accompanying notes are an integral part of these financial statements.

Absolute Return 500 Fund	69

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 4/30/16*	Year ended 10/31/15

Operations:
Net investment income	$7,720,796	$9,651,942

Net realized gain (loss) on investments
and foreign currency transactions	(29,841,434)	60,864,771

Net unrealized depreciation of investments and assets
and liabilities in foreign currencies	(15,775,500)	(42,087,411)

Net increase (decrease) in net assets resulting
from operations	(37,896,138)	28,429,302

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(18,215,339)	(3,087,169)

Class B	(1,259,284)	(63,253)

Class C	(8,372,759)	(396,314)

Class M	(406,887)	(32,520)

Class R	(10,789)	(46,438)

Class R5	(532)	(133)

Class R6	(315,509)	(56,130)

Class Y	(23,137,629)	(3,514,058)

From net realized long-term gain on investments
Class A	(3,678,309)	(14,830,350)

Class B	(308,937)	(1,566,157)

Class C	(1,985,501)	(8,201,897)

Class M	(89,754)	(314,962)

Class R	(8,209)	(282,407)

Class R5	(102)	(480)

Class R6	(59,584)	(195,708)

Class Y	(4,425,229)	(12,839,905)

Increase from capital share transactions (Note 4)	134,266,353	269,429,535

Total increase in net assets	34,095,862	252,430,956

NET ASSETS

Beginning of period	1,130,162,494	877,731,538

End of period (including distributions in excess of net
investment income of $7,503,938 and undistributed net
investment income of $36,493,994, respectively)	$1,164,258,356	$1,130,162,494

* Unaudited.

The accompanying notes are an integral part of these financial statements.

70	Absolute Return 500 Fund

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Absolute Return 500 Fund	71

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

												Ratio of net
											Ratio	investment
	Net asset		Net realized								of expenses	income (loss)
	value,		and unrealized	Total from	From	From	Total	Net asset	Total return	Net assets,	to average	to average	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	distribu-	value, end	at net asset	end of period	net assets	net assets	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	tions	of period	value (%)[b]	(in thousands)	(%)[c,d]	(%)[d]	(%)

Class A
April 30, 2016**	$11.55	.07	(.43)	(.36)	(.52)	(.11)	(.63)	$10.56	(3.21)*	$366,757	.52*	.69*	227*[e]
October 31, 2015	11.81	.13	.24	.37	(.11)	(.52)	(.63)	11.55	3.25	399,301	1.11	1.09	510[e]
October 31, 2014	11.54	.15	.29	.44	(.17)	—	(.17)	11.81	3.88	345,053	1.10	1.32	309[e]
October 31, 2013	11.33	.20	.08	.28	(.07)	—	(.07)	11.54	2.49	378,440	1.11	1.72	189[f]
October 31, 2012	10.89	.18	.59	.77	(.33)	—	(.33)	11.33	7.25	376,219	1.14	1.67	150[f]
October 31, 2011	10.93	.29	(.05)	.24	(.23)	(.05)	(.28)	10.89	2.21	411,424	1.16	2.68	144[f]

Class B
April 30, 2016**	$11.38	.03	(.42)	(.39)	(.43)	(.11)	(.54)	$10.45	(3.55)*	$31,226	.90*	.32*	227*[e]
October 31, 2015	11.64	.04	.24	.28	(.02)	(.52)	(.54)	11.38	2.49	33,624	1.86	.33	510[e]
October 31, 2014	11.38	.07	.28	.35	(.09)	—	(.09)	11.64	3.08	35,171	1.85	.57	309[e]
October 31, 2013	11.18	.11	.09	.20	—	—	—	11.38	1.79	37,351	1.86	.97	189[f]
October 31, 2012	10.75	.10	.58	.68	(.25)	—	(.25)	11.18	6.47	37,009	1.89	.91	150[f]
October 31, 2011	10.81	.21	(.05)	.16	(.17)	(.05)	(.22)	10.75	1.44	33,914	1.91	1.94	144[f]

Class C
April 30, 2016**	$11.36	.03	(.42)	(.39)	(.44)	(.11)	(.55)	$10.42	(3.51)*	$207,051	.90*	.32*	227*[e]
October 31, 2015	11.62	.04	.25	.29	(.03)	(.52)	(.55)	11.36	2.53	211,594	1.86	.33	510[e]
October 31, 2014	11.36	.07	.28	.35	(.09)	—	(.09)	11.62	3.08	183,688	1.85	.57	309[e]
October 31, 2013	11.17	.11	.08	.19	—	—	—	11.36	1.70	185,562	1.86	.97	189[f]
October 31, 2012	10.74	.10	.58	.68	(.25)	—	(.25)	11.17	6.52	185,116	1.89	.91	150[f]
October 31, 2011	10.80	.21	(.05)	.16	(.17)	(.05)	(.22)	10.74	1.45	184,129	1.91	1.91	144[f]

Class M
April 30, 2016**	$11.44	.05	(.43)	(.38)	(.48)	(.11)	(.59)	$10.47	(3.46)*	$9,707	.77*	.44*	227*[e]
October 31, 2015	11.70	.07	.24	.31	(.05)	(.52)	(.57)	11.44	2.78	9,246	1.61	.58	510[e]
October 31, 2014	11.43	.09	.29	.38	(.11)	—	(.11)	11.70	3.37	7,096	1.60	.81	309[e]
October 31, 2013	11.23	.14	.08	.22	(.02)	—	(.02)	11.43	1.95	7,029	1.61	1.22	189[f]
October 31, 2012	10.80	.13	.58	.71	(.28)	—	(.28)	11.23	6.72	7,554	1.64	1.16	150[f]
October 31, 2011	10.84	.24	(.05)	.19	(.18)	(.05)	(.23)	10.80	1.75	7,650	1.66	2.18	144[f]

Class R
April 30, 2016**	$11.42	.05	(.42)	(.37)	(.14)	(.11)	(.25)	$10.80	(3.32)*	$1,186	.65*	.49*	227*[e]
October 31, 2015	11.68	.09	.26	.35	(.09)	(.52)	(.61)	11.42	3.07	591	1.36	.82	510[e]
October 31, 2014	11.47	.12	.28	.40	(.19)	—	(.19)	11.68	3.52	6,271	1.35	1.06	309[e]
October 31, 2013	11.26	.16	.10	.26	(.05)	—	(.05)	11.47	2.30	4,058	1.36	1.44	189[f]
October 31, 2012	10.83	.15	.58	.73	(.30)	—	(.30)	11.26	6.96	1,812	1.39	1.40	150[f]
October 31, 2011	10.88	.26	(.05)	.21	(.21)	(.05)	(.26)	10.83	1.95	1,432	1.41	2.41	144[f]

Class R5
April 30, 2016**#	$11.63	.05	(.40)	(.35)	(.55)	(.11)	(.66)	$10.62	(3.14)*	$11	.20*	.49*	227*[e]
October 31, 2015	11.89	.16	.25	.41	(.15)	(.52)	(.67)	11.63	3.54	11.86		1.33	510[e]
October 31, 2014	11.62	.19	.28	.47	(.20)	—	(.20)	11.89	4.12	11.84		1.59	309[e]
October 31, 2013	11.38	.23	.09	.32	(.08)	—	(.08)	11.62	2.84	10.86		1.97	189[f]
October 31, 2012†	11.16	.07	.15	.22	—	—	—	11.38	1.97*	10	.29*	.60*	150[f]

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

72	Absolute Return 500 Fund	Absolute Return 500 Fund	73

Financial highlights (Continued)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

												Ratio of net
											Ratio	investment
	Net asset		Net realized								of expenses	income (loss)
	value,		and unrealized	Total from	From	From	Total	Net asset	Total return	Net assets,	to average	to average	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	distribu-	value, end	at net asset	end of period	net assets	net assets	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	tions	of period	value (%)[b]	(in thousands)	(%)[c,d]	(%)[d]	(%)

Class R6
April 30, 2016**	$11.63	.09	(.43)	(.34)	(.56)	(.11)	(.67)	$10.62	(3.05)*	$6,630	.36*	.86*	227*[e]
October 31, 2015	11.89	.16	.25	.41	(.15)	(.52)	(.67)	11.63	3.59	6,766.80		1.41	510[e]
October 31, 2014	11.62	.19	.29	.48	(.21)	—	(.21)	11.89	4.23	4,288.79		1.63	309[e]
October 31, 2013	11.38	.21[g]	.12	.33	(.09)	—	(.09)	11.62	2.88	4,411.80		1.80[g]	189[f]
October 31, 2012†	11.16	.07	.15	.22	—	—	—	11.38	1.97*	10	.28*	.62*	150[f]

Class Y
April 30, 2016**	$11.60	.09	(.43)	(.34)	(.55)	(.11)	(.66)	$10.60	(3.03)*	$541,701	.40*	.81*	227*[e]
October 31, 2015	11.86	.16	.24	.40	(.14)	(.52)	(.66)	11.60	3.54	469,028.86		1.34	510[e]
October 31, 2014	11.60	.18	.29	.47	(.21)	—	(.21)	11.86	4.07	296,153.85		1.55	309[e]
October 31, 2013	11.38	.23	.09	.32	(.10)	—	(.10)	11.60	2.83	217,880.86		1.98	189[f]
October 31, 2012	10.94	.21	.58	.79	(.35)	—	(.35)	11.38	7.48	220,855.89		1.91	150[f]
October 31, 2011	10.97	.32	(.05)	.27	(.25)	(.05)	(.30)	10.94	2.49	189,594.91		2.93	144[f]

* Not annualized.

** Unaudited.

† For the period July 3, 2012 (commencement of operations) to October 31, 2012.

# Effective February 1, 2016, the fund has liquidated its class R5 shares.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts as a percentage of average net assets (Note 2):

	4/30/16	10/31/15	10/31/14	10/31/13	10/31/12	10/31/11

Class A	0.02%	0.02%	0.02%	0.02%	0.09%	0.12%

Class B	0.02	0.02	0.02	0.02	0.09	0.12

Class C	0.02	0.02	0.02	0.02	0.09	0.12

Class M	0.02	0.02	0.02	0.02	0.09	0.12

Class R	0.02	0.02	0.02	0.02	0.09	0.12

Class R5	0.01	0.01	—	0.03	0.02	—

Class R6	0.02	—	—	—	—	—

Class Y	0.02	0.02	0.02	0.02	0.09	0.12

e Portfolio turnover includes TBA purchase and sale commitments.

f Portfolio turnover excludes TBA purchase and sale commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been the following:

Portfolio turnover %

October 31, 2013	415%

October 31, 2012	454

October 31, 2011	341

g The net investment income ratio and per share amount shown for the period ending April 30, 2013 may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class.

The accompanying notes are an integral part of these financial statements.	The accompanying notes are an integral part of these financial statements.

74	Absolute Return 500 Fund	Absolute Return 500 Fund	75

Notes to financial statements 4/30/16 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from November 1, 2015 through April 30, 2016.

Putnam Absolute Return 500 Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek to earn a positive total return that exceeds the return on U.S. Treasury bills by 500 basis points (or 5.00%) on an annualized basis over a reasonable period of time (generally at least three years or more) regardless of market conditions. The fund is designed to pursue a consistent absolute return by combining two independent investment strategies — a beta strategy, which provides broad exposure to investment markets, and an alpha strategy, which seeks returns from active trading. The beta strategy seeks to balance risk and to provide positive total return by investing, without limit, in many different asset classes, including U.S., international, and emerging markets equity securities (growth or value stocks or both) and fixed-income securities; mortgage- and asset-backed securities; below-investment-grade securities (sometimes referred to as “junk bonds”); inflation-protected securities; commodities; and real estate investment trusts (REITs). The alpha strategy involves the potential use of active trading strategies designed to provide additional total return through active security selection, tactical asset allocation, currency transactions and options transactions. In pursuing a consistent absolute return, the fund’s strategies are also generally intended to produce lower volatility over a reasonable period of time than has been historically associated with traditional asset classes that have earned similar levels of return over long historical periods. These traditional asset classes might include, for example, balanced portfolios with significant exposure to both stocks and bonds. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments, and, among other factors, credit, interest rate and prepayment risks when deciding whether to buy or sell fixed-income investments. Putnam Management may also take into account general market conditions when making investment decisions.

The fund offers class A, class B, class C, class M, class R, class R6 and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors. Effective February 1, 2016, the fund has liquidated its class R5 shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

76	Absolute Return 500 Fund

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Absolute Return 500 Fund	77

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own, to hedge prepayment risk, to generate additional income for the portfolio, to enhance returns on securities owned, to gain exposure to securities and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move

78	Absolute Return 500 Fund

unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

Absolute Return 500 Fund	79

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk, and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection

80	Absolute Return 500 Fund

seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $2,266,547 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting

Absolute Return 500 Fund	81

from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $21,204,448 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $21,048,888 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million) and a $235.5 million unsecured uncommitted line of credit provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.16% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

The aggregate identified cost on a tax basis is $1,327,419,260, resulting in gross unrealized appreciation and depreciation of $38,424,174 and $30,891,582, respectively, or net unrealized appreciation of $7,532,592.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

82	Absolute Return 500 Fund

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end funds, sponsored by Putnam Management (excluding net assets of funds that are invested in or invested in by other Putnam Funds to avoid double counting of those assets). Such annual rates may vary as follows:

0.880%	of the first $5 billion,	0.680%	of the next $50 billion,

0.830%	of the next $5 billion,	0.660%	of the next $50 billion,

0.780%	of the next $10 billion,	0.650%	of the next $100 billion and

0.730%	of the next $10 billion,	0.645%	of any excess thereafter.

The applicable base fee is increased or decreased for each month by an amount based on the performance of the fund. The amount of the increase or decrease is calculated monthly based on a performance adjustment rate that is equal to 0.04 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the BofA Merrill Lynch U.S. Treasury Bill Index plus 5.00% over the thirty-six month period then ended (the “performance period”). The maximum annualized performance adjustment rate is +/– 0.20%. Each month, the performance adjustment rate is multiplied by the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from, the base fee for that month. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.360% of the fund’s average net assets before a decrease of $584,401 (0.050% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through February 28, 2017, to the extent that the total expenses of the fund (before any applicable performance-based upward or downward adjustments to the fund’s management fee and excluding payments under the fund’s distribution plans, brokerage, interest, taxes, investor servicing fees, investment-related expenses, extraordinary expenses, and acquired fund fees and expenses) would exceed an annual rate of 0.77% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $226,289 as a result of this limit.

Putnam Management has also contractually agreed, through February 28, 2017, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly

Absolute Return 500 Fund	83

sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

Putnam Management has agreed to reimburse the fund $1,878 for a compliance exception which occurred during the reporting period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no material impact on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for class R5 and R6 shares) that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts. Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.12%. Effective February 1, 2016, the fund has liquidated its class R5 shares. Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$256,179	Class R5	3

Class B	21,385	Class R6	1,648

Class C	138,254	Class Y	341,029

Class M	6,579	Total	$765,724

Class R	647

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $2,204 under the expense offset arrangements and by $13,324 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $856, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%,

84	Absolute Return 500 Fund

1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$480,122	Class M	36,982

Class B	160,400	Class R	2,424

Class C	1,036,833	Total	$1,716,761

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $65,594 and $2,453 from the sale of class A and class M shares, respectively, and received $8,360 and $5,405 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $50 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities, including TBA commitments
(Long-term)	$1,876,697,175	$1,883,980,539

U.S. government securities (Long-term)	—	—

Total	$1,876,697,175	$1,883,980,539

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Written option transactions during the reporting period are summarized as follows:

	Written swap
	option contract	Written swap	Written option	Written option
	amounts	option premiums	contract amounts	premiums

Written options outstanding
at the beginning of the
reporting period	$207,363,275	$1,528,440	$8,691,073	$240,470

Options opened	288,837,100	1,847,320	65,939,836	2,409,203
Options exercised	(13,312,200)	(105,391)	—	—
Options expired	(173,520,675)	(312,500)	(4,017,062)	(1,598,179)
Options closed	(192,985,500)	(1,522,270)	(40,168,877)	(772,406)

Written options outstanding at
the end of the reporting period	$116,382,000	$1,435,599	$30,444,970	$279,088

Absolute Return 500 Fund	85

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 4/30/16		Year ended 10/31/15

Class A	Shares	Amount	Shares	Amount

Shares sold	8,043,635	$86,718,193	12,570,592	$144,943,375

Shares issued in connection with
reinvestment of distributions	1,917,809	20,443,842	1,471,688	16,688,940

	9,961,444	107,162,035	14,042,280	161,632,315

Shares repurchased	(9,796,575)	(104,635,692)	(8,703,999)	(100,636,511)

Net increase	164,869	$2,526,343	5,338,281	$60,995,804

	Six months ended 4/30/16		Year ended 10/31/15

Class B	Shares	Amount	Shares	Amount

Shares sold	171,820	$1,830,394	244,936	$2,795,825

Shares issued in connection with
reinvestment of distributions	140,037	1,481,587	136,386	1,534,338

	311,857	3,311,981	381,322	4,330,163

Shares repurchased	(277,136)	(2,940,737)	(449,199)	(5,128,730)

Net increase (decrease)	34,721	$371,244	(67,877)	$(798,567)

	Six months ended 4/30/16		Year ended 10/31/15

Class C	Shares	Amount	Shares	Amount

Shares sold	2,716,305	$28,958,485	5,483,523	$62,387,590

Shares issued in connection with
reinvestment of distributions	910,667	9,598,433	697,593	7,833,969

	3,626,972	38,556,918	6,181,116	70,221,559

Shares repurchased	(2,366,252)	(25,071,019)	(3,362,970)	(38,352,078)

Net increase	1,260,720	$13,485,899	2,818,146	$31,869,481

	Six months ended 4/30/16		Year ended 10/31/15

Class M	Shares	Amount	Shares	Amount

Shares sold	222,387	$2,408,995	238,446	$2,726,625

Shares issued in connection with
reinvestment of distributions	46,698	494,527	30,733	346,671

	269,085	2,903,522	269,179	3,073,296

Shares repurchased	(150,069)	(1,597,877)	(67,498)	(773,945)

Net increase	119,016	$1,305,645	201,681	$2,299,351

	Six months ended 4/30/16		Year ended 10/31/15

Class R	Shares	Amount	Shares	Amount

Shares sold	56,754	$625,480	189,917	$2,171,478

Shares issued in connection with
reinvestment of distributions	1,642	17,933	29,257	328,844

	58,396	643,413	219,174	2,500,322

Shares repurchased	(248)	(2,690)	(704,187)	(7,984,337)

Net increase (decrease)	58,148	$640,723	(485,013)	$(5,484,015)

86	Absolute Return 500 Fund

	Six months ended 4/30/16*		Year ended 10/31/15

Class R5	Shares	Amount	Shares	Amount

Shares sold	—	$—	—	$—

Shares issued in connection with
reinvestment of distributions	59	634	54	613

	59	634	54	613

Shares repurchased	(1,031)	(10,952)	—	—

Net increase (decrease)	(972)	$(10,318)	54	$613

	Six months ended 4/30/16		Year ended 10/31/15

Class R6	Shares	Amount	Shares	Amount

Shares sold	75,652	$807,573	277,207	$3,227,787

Shares issued in connection with
reinvestment of distributions	35,023	375,093	22,110	251,838

	110,675	1,182,666	299,317	3,479,625

Shares repurchased	(68,118)	(742,882)	(78,305)	(912,262)

Net increase	42,557	$439,784	221,012	$2,567,363

	Six months ended 4/30/16		Year ended 10/31/15

Class Y	Shares	Amount	Shares	Amount

Shares sold	25,470,004	$275,182,890	28,341,612	$327,498,448

Shares issued in connection with
reinvestment of distributions	2,170,251	23,199,982	1,071,840	12,186,823

	27,640,255	298,382,872	29,413,452	339,685,271

Shares repurchased	(16,933,690)	(182,875,839)	(13,962,042)	(161,705,766)

Net increase	10,706,565	$115,507,033	15,451,410	$177,979,505

* Effective February 1, 2016, the fund has liquidated its class R5 shares.

At the close of the reporting period, Putnam Investments, LLC owned 1,034 class R6 shares of the fund (0.2% of class R6 shares outstanding), valued at $10,981.

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, which are under common ownership or control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Money Market
Liquidity Fund*	$110,035,724	$154,643,545	$101,153,433	$191,473	$163,525,836

Putnam Short Term
Investment Fund*	223,132,504	128,475,826	119,377,376	451,433	232,230,954

Totals	$333,168,228	$283,119,371	$220,530,809	$642,906	$395,756,790

* Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

Absolute Return 500 Fund	87

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$1,100,000

Purchased TBA commitment option contracts (contract amount)	$11,300,000

Purchased swap option contracts (contract amount)	$143,100,000

Written equity option contracts (contract amount) (Note 3)	$690,000

Written TBA commitment option contracts (contract amount) (Note 3)	$22,600,000

Written swap option contracts (contract amount) (Note 3)	$142,200,000

Futures contracts (number of contracts)	2,000

Forward currency contracts (contract amount)	$276,900,000

Centrally cleared interest rate swap contracts (notional)	$1,459,100,000

OTC total return swap contracts (notional)	$1,365,200,000

OTC credit default contracts (notional)	$100,600,000

Centrally cleared credit default contracts (notional)	$88,200,000

Warrants (number of warrants)	3,200,000

88	Absolute Return 500 Fund

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Payables, Net
assets — Unrealized
Credit contracts	Receivables	$549,646	depreciation	$10,123,657*

Foreign exchange
contracts	Receivables	3,167,128	Payables	5,135,713

	Investments,		Payables,
	Receivables, Net		Net assets —
	assets — Unrealized		Unrealized
Equity contracts	appreciation	23,951,235*	depreciation	22,218,741*

Investments,
	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
Interest rate contracts	appreciation	8,116,261*	depreciation	6,503,708*

Total		$35,784,270		$43,981,819

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as				Forward
hedging instruments				currency
under ASC 815	Warrants	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$ —	$(2,874,357)	$(2,874,357)

Foreign exchange
contracts	—	—	—	(1,757,474)	—	(1,757,474)

Equity contracts	(584,819)	(2,784,129)	(6,182,758)	—	4,181,469	(5,370,237)

Interest rate contracts	—	(428,211)	422,646	—	8,750,380	8,744,815

Total	$(584,819)	$(3,212,340)	$(5,760,112)	$(1,757,474)	$10,057,492	$(1,257,253)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as				Forward
hedging instruments				currency
under ASC 815	Warrants	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$—	$(10,623,833)	$(10,623,833)

Foreign exchange
contracts	—	—	—	(2,390,765)	—	(2,390,765)

Equity contracts	(113,441)	1,477,849	7,489,380	—	(18,158,778)	(9,304,990)

Interest rate contracts	—	116,903	(232,154)	—	1,789,901	1,674,650

Total	$(113,441)	$1,594,752	$7,257,226	$(2,390,765)	$(26,992,710)	$(20,644,938)

Absolute Return 500 Fund	89

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital Inc. (clearing broker)	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Royal Bank of Scotland PLC (The)	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total

Assets:

Centrally cleared interest rate
swap contracts§	$—	$—	$739,951	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$739,951

OTC Total return swap contracts*#	1,455,000	50,312	—	1,526,253	—	81,229	2,150,857	612,485	—	28,940	—	—	—	—	1,073,968	—	6,979,044

OTC Credit default contracts*#	—	—	—	—	—	297,606	—	192,470	—	—	59,570	—	—	—	—	—	549,646

Centrally cleared credit default contracts§	—	—	228,200	—	—	—	—	—	—	—	—	—	—	—	—	—	228,200

Futures contracts§	—	—	—	—	—	—	—	—	—	—	—	175,435	—	—	—	—	175,435

Forward currency contracts#	270,357	494,473	—	383,967	—	242,636	90,392	487,863	29,234	347,485	—	—	334,536	256,523	164,221	65,441	3,167,128

Forward premium swap option contracts#	—	—	—	—	—	—	—	—	—	62,384	—	—	—	—	—	—	62,384

Purchased swap options**#	77,692	85,406	—	9	—	4,765	—	96,514	—	10,490	—	—	—	—	—	—	274,876

Purchased options**#	—	—	—	1,751,745	—	—	—	—	—	1,405,572	—	—	—	—	—	—	3,157,317

Repurchase agreements**	—	—	—	—	38,888,000	—	—	—	—	—	—	—	—	—	—	—	38,888,000

Total Assets	$1,803,049	$630,191	$968,151	$3,661,974	$38,888,000	$626,236	$2,241,249	$1,389,332	$29,234	$1,854,871	$59,570	$175,435	$334,536	$256,523	$1,238,189	$65,441	$54,221,981

Liabilities:

Centrally cleared interest rate
swap contracts§	—	—	452,045	—	—	—	—	—	—	—	—	—	—	—	—	—	452,045

OTC Total return swap contracts*#	3,494,938	53,525	—	10,313,698	—	21,625	4,340,997	22,393	—	3,963,339	—	—	—	—	—	—	22,210,515

OTC Credit default contracts*#	46,518	127,517	—	—	—	4,288,534	—	1,568,352	—	—	—	—	—	—	—	—	6,030,921

Centrally cleared credit default contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Futures contracts§	—	—	—	—	—	—	—	—	—	—	—	501,955	—	—	—	—	501,955

Forward currency contracts#	534,638	439,552	—	456,731	—	388,784	229,318	501,085	10,601	790,076	—	—	661,970	614,252	481,076	27,630	5,135,713

Forward premium swap option contracts#	—	—	—	—	—	—	—	—	—	82,789	—	—	—	—	—	—	82,789

Written swap options#	93,027	97,813	—	18	—	7,668	—	109,755	—	610,096	—	—	—	—	—	—	918,377

Written options#	73,547	—	—	26,494	—	—	—	—	—	43,360	—	—	—	—	—	—	143,401

Reverse repurchase agreements	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total Liabilities	$4,242,668	$718,407	$452,045	$10,796,941	$—	$4,706,611	$4,570,315	$2,201,585	$10,601	$5,489,660	$—	$501,955	$661,970	$614,252	$481,076	$27,630	$35,475,716

Total Financial and Derivative Net Assets	$(2,439,619)	$(88,216)	$516,106	$(7,134,967)	$38,888,000	$(4,080,375)	$(2,329,066)	$(812,253)	$18,633	$(3,634,789)	$59,570	$(326,520)	$(327,434)	$(357,729)	$757,113	$37,811	$18,746,265

Total collateral received (pledged)†##	$(591,950)	$—	$—	$(7,134,967)	$38,888,000	$(3,849,540)	$(2,039,730)	$1,667,969	$—	$(3,634,789)	$59,570	$—	$(179,970)	$(281,958)	$598,578	$—

Net amount	$(1,847,669)	$(88,216)	$516,106	$—	$—	$(230,835)	$(289,336)	$(2,480,222)	$18,633	$—	$—	$(326,520)	$(147,464)	$(75,771)	$158,535	$37,811

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

90	Absolute Return 500 Fund	Absolute Return 500 Fund	91

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert T. Burns
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Legal Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	James F. Clark
	Robert J. Darretta	Chief Compliance Officer
Investment Sub-Manager	Katinka Domotorffy
Putnam Investments Limited	John A. Hill	Michael J. Higgins
57–59 St James’s Street	Paul L. Joskow	Vice President, Treasurer,
London, England SW1A 1LD	Kenneth R. Leibler	and Clerk
Robert E. Patterson
Investment Sub-Advisor	George Putnam, III	Janet C. Smith
The Putnam Advisory	Robert L. Reynolds	Vice President,
Company, LLC	W. Thomas Stephens	Principal Accounting Officer,
One Post Office Square		and Assistant Treasurer
Boston, MA 02109	Officers
	Robert L. Reynolds	Susan G. Malloy
Marketing Services	President	Vice President and
Putnam Retail Management		Assistant Treasurer
One Post Office Square	Jonathan S. Horwitz
Boston, MA 02109	Executive Vice President,	James P. Pappas
	Principal Executive Officer, and	Vice President
Custodian	Compliance Liaison
State Street Bank		Mark C. Trenchard
and Trust Company	Steven D. Krichmar	Vice President and
	Vice President and	BSA Compliance Officer
Legal Counsel	Principal Financial Officer
Ropes & Gray LLP		Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

92	Absolute Return 500 Fund

This report is for the information of shareholders of Putnam Absolute Return 500 Fund®. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

75 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

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Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: June 28, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: June 28, 2016

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: June 28, 2016